UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5724
Oppenheimer Global Strategic Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

September 30, 2011

Oppenheimer

Global Strategic Income Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds & Notes — Top Ten Industries

Oil, Gas & Consumable Fuels	4.1%
Commercial Banks	2.2
Electric Utilities	1.6
Media	1.5
Hotels, Restaurants & Leisure	1.2
Capital Markets	1.0
Metals & Mining	0.9
Energy Traders	0.9
Diversified Telecommunication Services	0.9
Wireless Telecommunication Services	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on net assets.

Portfolio Allocation

Corporate Bonds and Notes	25.5%
Foreign Government Obligations	20.1
Mortgage-Backed Obligations:
Government Agency	6.6
Non-Agency	12.3
Domestic Fixed Income Fund	13.2
Money Market Fund	8.7
Structured Securities	5.5
U.S. Government Obligations	3.4
Alternative Fund	1.9
Asset-Backed Securities	0.8
Options Purchased	0.7
Common Stocks	0.6
Loan Participations	0.4
Preferred Stocks	0.3
Rights, Warrants and Certificates	0.0	*

*	Represents a value of less than 0.005%.
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.
6 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2011, Oppenheimer Global Strategic Income Fund’s Class A shares (without sales charge) returned –0.31%, underperforming the Barclays Capital U.S. Aggregate Bond Index and the Citigroup World Government Bond Index, which returned 5.26% and 4.61%, respectively. We attribute the Fund’s underperformance primarily to overweight exposure to high yield bonds, senior floating rate loans and emerging-market currencies, which suffered during a “flight to quality” over the reporting period’s second half.
     The Fund’s relatively constructive asset allocation strategy worked well over much of the reporting period, but weakness in some market sectors where it held overweight positions magnified sharp market declines late in the reporting period, resulting in the Fund’s under-performance for the reporting period overall. Overweight exposure to high yield corporate bonds proved especially damaging, particularly among paper and forest products companies. Senior floating rate loans also lost value during the summer downturn. In the Fund’s international portfolio, overweight exposure to bonds and currencies in the emerging markets undermined performance as sovereign debt in the United States and Japan fared better. The Fund’s holdings in developed markets also detracted from returns, mainly due to weakness among European covered bonds and Spanish sovereign bonds.
     The Fund also was hurt by its duration management strategy, as we shifted its average duration during the summer of 2011 to a range we considered shorter-than-average in order to guard against the risks of potentially rising interest rates stemming from widespread credit concerns in the United States and Europe. This positioning impaired performance when interest rates defied our expectations and continued to fall.
     The Fund achieved better results from its security selection strategies. In the U.S. high grade portfolio, we focused on mortgage-backed securities from U.S. government agencies, which generally provided higher yields than U.S. Treasuries. A modest position in commercial mortgage-backed securities also added value during the reporting period. Among dollar-denominated foreign bonds, we successfully identified opportunities in Argentina sovereign debt securities as well as corporate bonds in Russia and Ukraine. Among bonds denominated in local currencies, our security selection process proved effective in Brazil, Korea, Indonesia and Russia.
7 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
     As of the reporting period’s end, we maintained the Fund’s generally constructive asset allocation strategy, but we reduced the Fund’s emerging-market currency exposure to a less overweight position, emphasizing the Brazilian real, Mexican peso and Polish zloty. We also have maintained an overweight position in high yield bonds and senior floating rate loans from issuers that, in our analysis, are likely to maintain healthy balance sheets even if the economic slowdown persists. With interest rates near historical lows, we believe that rising rates are more likely than further declines, and we have kept the Fund’s average duration in a moderately short position. In our analysis, these strategies position the Fund to participate fully in market rallies when investors increase their time horizons and refocus on economic and credit fundamentals.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
8 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
10 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND PERFORMANCE DISCUSSION
12 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/16/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 11/30/92. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 5/26/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2011	September 30, 2011	September 30, 2011

Actual
Class A	$1,000.00	$965.10	$4.59
Class B	1,000.00	958.60	9.13
Class C	1,000.00	961.20	8.34
Class N	1,000.00	960.80	6.71
Class Y	1,000.00	966.10	3.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.41	4.72
Class B	1,000.00	1,015.79	9.39
Class C	1,000.00	1,016.60	8.58
Class N	1,000.00	1,018.25	6.90
Class Y	1,000.00	1,021.36	3.76
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios

Class A	0.93%
Class B	1.85
Class C	1.69
Class N	1.36
Class Y	0.74
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS September 30, 2011

	Principal
	Amount	Value

Asset-Backed Securities—0.9%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.195%, 5/25/34[1]	$4,647,879	$3,919,296
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.335%, 9/25/36[1]	1,526,970	425,702
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	545,100	549,814
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.795%, 2/25/33[1]	23,548	21,802
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	1,471,548	1,146,023
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.355%, 6/25/47[1]	9,969,568	8,942,244
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.459%, 12/15/35[1]	466,307	257,188
Series 2006-H, Cl. 2A1A, 0.379%, 11/15/36[1]	178,544	48,446
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11[2,4]	15,000,000	150
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,945,000	1,979,062
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[3]	2,710,000	2,720,555
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25[2,4]	2,730,094	—
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.345%, 6/25/36[1]	35,676	35,573
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[3]	2,160,000	2,182,589
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11[2,4]	9,183,876	—
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000	4,999,017
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[5]	1,550,740	265,924
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,774,000	1,446,936
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.152%, 8/15/22[1,4]	21,000,000	13,860,000
Series 2007-1A, Cl. C, 3.452%, 8/15/22[1,4]	17,780,000	11,201,400
Series 2007-1A, Cl. D, 5.452%, 8/15/22[1,4]	17,780,000	10,668,000
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.787%, 3/24/14[1,4,5]	4,365,314	43,653
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.335%, 8/25/36[1]	5,283,525	1,646,875

17 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[2,4]	$4,475,119	$358,010
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	978,464	843,385
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	958,912	954,980
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.747%, 6/15/39[1]	6,586,000	3,231,692
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 3.524%, 5/1/37[1,3,5]	457,548	251,632

Total Asset-Backed Securities (Cost $126,942,894)		71,999,948

Mortgage-Backed Obligations—19.6%
Government Agency—6.9%
FHLMC/FNMA/FHLB/Sponsored—6.4%
Federal Home Loan Mortgage Corp.:
5%, 12/15/34	2,673,549	2,883,284
5.50%, 9/1/39	5,789,249	6,274,460
6%, 1/15/19-7/15/24	4,987,582	5,458,223
6.50%, 4/15/18-6/15/35	3,770,669	4,172,559
7%, 8/15/21-3/1/35	3,395,458	3,915,662
7.50%, 1/1/32-2/15/32	4,137,997	4,818,190
8.50%, 8/15/31	240,870	289,907
10%, 5/15/20	119,786	138,697
10.50%, 6/14/20	78,121	91,834
11.50%, 11/14/16	16,550	16,683
12%, 7/15/15-6/15/17	80,578	81,661
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	3,832,320	4,370,502
Series 151, Cl. F, 9%, 5/15/21	7,929	9,174
Series 1590, Cl. IA, 1.30%, 10/15/23[1]	3,252,631	3,284,746
Series 1674, Cl. Z, 6.75%, 2/15/24	173,859	197,858
Series 2006-11, Cl. PS, 23.707%, 3/25/36[1]	1,921,156	2,649,099
Series 2034, Cl. Z, 6.50%, 2/15/28	28,877	32,020
Series 2042, Cl. N, 6.50%, 3/15/28	42,035	48,286
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,959,011	3,441,579
Series 2053, Cl. Z, 6.50%, 4/15/28	28,379	31,997
Series 2116, Cl. ZA, 6%, 1/15/29	2,027,614	2,303,415
Series 2122, Cl. F, 0.679%, 2/15/29[1]	83,638	83,796
Series 2279, Cl. PK, 6.50%, 1/15/31	50,356	55,608
Series 2326, Cl. ZP, 6.50%, 6/15/31	450,243	517,315
Series 2344, Cl. FP, 1.179%, 8/15/31[1]	1,150,285	1,165,794
Series 2368, Cl. PR, 6.50%, 10/15/31	69,199	76,011
Series 2368, Cl. TG, 6%, 10/15/16	399,765	426,227
Series 2401, Cl. FA, 0.879%, 7/15/29[1]	157,108	158,314

18 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2412, Cl. GF, 1.179%, 2/15/32[1]	$2,137,217	$2,171,476
Series 2427, Cl. ZM, 6.50%, 3/15/32	2,117,438	2,353,067
Series 2451, Cl. FD, 1.229%, 3/15/32[1]	815,076	828,991
Series 2453, Cl. BD, 6%, 5/15/17	95,382	102,242
Series 2461, Cl. PZ, 6.50%, 6/15/32	305,157	349,498
Series 2464, Cl. FI, 1.229%, 2/15/32[1]	817,336	828,925
Series 2470, Cl. AF, 1.229%, 3/15/32[1]	1,315,051	1,347,061
Series 2470, Cl. LF, 1.229%, 2/15/32[1]	835,905	850,469
Series 2471, Cl. FD, 1.229%, 3/15/32[1]	1,251,318	1,271,799
Series 2475, Cl. FB, 1.229%, 2/15/32[1]	1,144,825	1,166,084
Series 2500, Cl. FD, 0.729%, 3/15/32[1]	337,800	338,873
Series 2517, Cl. GF, 1.229%, 2/15/32[1]	691,144	702,840
Series 2526, Cl. FE, 0.629%, 6/15/29[1]	388,057	389,973
Series 2551, Cl. FD, 0.629%, 1/15/33[1]	264,429	265,436
Series 2551, Cl. LF, 0.729%, 1/15/33[1]	125,902	126,343
Series 2676, Cl. KY, 5%, 9/15/23	2,635,000	2,892,140
Series 2676, Cl. TF, 0.829%, 1/15/32[1]	645,302	645,630
Series 2907, Cl. GC, 5%, 6/1/27	347,624	349,237
Series 2915, Cl. GA, 4.50%, 12/1/21	576,068	580,426
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,206,730
Series 2952, Cl. GJ, 4.50%, 12/1/28	13,094	13,094
Series 3025, Cl. SJ, 23.91%, 8/15/35[1]	1,829,183	2,514,162
Series 3094, Cl. HS, 23.544%, 6/15/34[1]	1,055,595	1,362,253
Series 3822, Cl. JA, 5%, 6/1/40	4,046,159	4,422,943
Series 3848, Cl. WL, 4%, 4/1/40	2,933,804	3,111,841
Series 3917, Cl. BA, 4%, 6/1/38	5,365,686	5,614,514
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.33%, 4/1/27[6]	505,044	95,289
Series 192, Cl. IO, 11.732%, 2/1/28[6]	220,899	46,335
Series 2035, Cl. PE, 0.256%, 3/15/28[6]	59,818	10,061
Series 2049, Cl. PL, 22.464%, 4/15/28[6]	362,373	61,677
Series 205, Cl. IO, 11.256%, 9/1/29[6]	1,234,447	241,976
Series 206, Cl. IO, 0%, 12/1/29[6,7]	396,833	93,277
Series 207, Cl. IO, 0%, 4/1/30[6,7]	419,270	86,162
Series 2074, Cl. S, 61.407%, 7/17/28[6]	311,223	64,931
Series 2079, Cl. S, 73.219%, 7/17/28[6]	521,131	113,136
Series 214, Cl. IO, 0%, 6/1/31[6,7]	389,378	76,756
Series 2177, Cl. SB, 99.999%, 8/15/29[6]	328,642	80,080
Series 243, Cl. 6, 25.865%, 12/15/32[6]	1,335,537	229,135
Series 2526, Cl. SE, 37.871%, 6/15/29[6]	701,219	144,067
Series 2795, Cl. SH, 13.63%, 3/15/24[6]	4,904,957	766,365
Series 2802, Cl. AS, 70.428%, 4/15/33[6]	1,233,955	94,119
Series 2819, Cl. S, 49.785%, 6/15/34[6]	7,104,424	1,461,774
Series 2920, Cl. S, 63.697%, 1/15/35[6]	4,078,038	644,045
Series 3004, Cl. SB, 99.999%, 7/15/35[6]	7,626,879	1,338,510
Series 3110, Cl. SL, 34.256%, 2/15/26[6]	1,498,148	199,735
Series 3451, Cl. SB, 26.46%, 5/15/38[6]	4,909,478	502,923

19 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.:
2.619%, 10/1/36[1]	$11,837,138	$12,475,673
4.50%, 10/1/26-10/1/41[8]	76,692,000	81,429,295
5%, 11/25/21-12/25/21	107,424	116,045
5%, 10/1/41[8]	42,323,000	45,530,300
5.50%, 1/25/22-1/1/36	3,831,164	4,179,815
5.50%, 10/1/26-10/1/41[8]	36,897,000	40,035,966
6%, 6/25/17-1/25/19	172,613	186,857
6%, 10/1/41[8]	20,790,000	22,807,285
6.50%, 4/25/18-1/1/34	11,876,482	13,455,508
7%, 11/1/17-9/25/34	18,147,900	20,819,071
7.50%, 2/25/27-3/25/33	7,287,154	8,503,248
8.50%, 7/1/32	35,946	41,003
9.50%, 4/25/20-4/8/21	57,783	68,273
11%, 7/25/16-2/25/26	180,627	217,126
13%, 6/25/15	35,632	41,101
15%, 5/9/13	14,418	15,181
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T10, Cl. IO, 0%, 12/25/41[6,7]	85,524,707	1,119,518
Trust 2001-T3, Cl. IO, 43.409%, 11/25/40[6]	10,892,797	190,309
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26[8]	35,125,000	36,195,213
3.50%, 10/1/26[8]	17,430,000	18,203,456
4%, 10/1/26[8]	1,325,000	1,396,633
Federal National Mortgage Assn., 30 yr., 4%, 10/1/41[8]	42,180,000	44,223,094
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	170,086	197,189
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,141,364	1,366,569
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	1,055,770	1,185,718
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	48,752	56,283
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,013,654	2,336,816
Trust 2001-19, Cl. Z, 6%, 5/1/31	992,104	1,128,740
Trust 2001-44, Cl. QC, 6%, 9/25/16	207,768	222,872
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	293,421	344,356
Trust 2001-65, Cl. F, 0.835%, 11/25/31[1]	1,667,480	1,673,023
Trust 2001-69, Cl. PF, 1.235%, 12/25/31[1]	1,865,066	1,906,069
Trust 2001-80, Cl. ZB, 6%, 1/25/32	2,144,466	2,431,419
Trust 2002-12, Cl. PG, 6%, 3/25/17	1,194,238	1,285,958
Trust 2002-19, Cl. PE, 6%, 4/25/17	618,910	663,719
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	2,060,116	2,344,454
Trust 2002-29, Cl. F, 1.235%, 4/25/32[1]	910,215	930,356
Trust 2002-60, Cl. FH, 1.235%, 8/25/32[1]	1,771,113	1,803,692
Trust 2002-64, Cl. FJ, 1.235%, 4/25/32[1]	279,762	285,952
Trust 2002-68, Cl. FH, 0.73%, 10/18/32[1]	587,255	589,830
Trust 2002-81, Cl. FM, 0.735%, 12/25/32[1]	1,065,202	1,069,970
Trust 2002-84, Cl. FB, 1.235%, 12/25/32[1]	176,930	180,861

20 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2002-9, Cl. PC, 6%, 3/25/17	$1,358,013	$1,487,367
Trust 2003-11, Cl. FA, 1.235%, 9/25/32[1]	241,441	246,805
Trust 2003-116, Cl. FA, 0.635%, 11/25/33[1]	428,402	430,555
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	6,203,670
Trust 2003-3, Cl. FM, 0.735%, 4/25/33[1]	1,129,905	1,134,622
Trust 2004-101, Cl. BG, 5%, 1/25/20	4,789,725	5,131,812
Trust 2004-9, Cl. AB, 4%, 7/1/17	1,458,476	1,479,896
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,181,843	1,359,024
Trust 2005-12, Cl. JC, 5%, 6/1/28	933,743	943,320
Trust 2005-22, Cl. EC, 5%, 10/1/28	695,003	702,635
Trust 2005-25, Cl. PS, 27.128%, 4/25/35[1]	718,823	1,071,387
Trust 2005-30, Cl. CU, 5%, 4/1/29	611,837	621,785
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,454,219
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	3,386,325	3,570,877
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,700,000	4,043,259
Trust 2006-46, Cl. SW, 23.339%, 6/25/36[1]	2,788,381	3,769,878
Trust 2007-42, Cl. A, 6%, 2/1/33	3,753,679	3,961,804
Trust 2009-36, Cl. FA, 1.175%, 6/25/37[1]	3,589,517	3,653,071
Trust 2011-15, Cl. DA, 4%, 3/1/41	3,757,678	3,945,831
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,846,824	3,080,198
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 39.84%, 11/18/31[6]	1,892,711	351,026
Trust 2001-63, Cl. SD, 21.485%, 12/18/31[6]	52,231	9,547
Trust 2001-68, Cl. SC, 13.744%, 11/25/31[6]	34,302	6,429
Trust 2001-81, Cl. S, 32.649%, 1/25/32[6]	489,904	102,486
Trust 2002-28, Cl. SA, 36.624%, 4/25/32[6]	365,793	67,440
Trust 2002-38, Cl. SO, 54.966%, 4/25/32[6]	363,154	56,990
Trust 2002-39, Cl. SD, 43.709%, 3/18/32[6]	565,013	119,001
Trust 2002-48, Cl. S, 33.125%, 7/25/32[6]	569,659	106,272
Trust 2002-52, Cl. SL, 34.699%, 9/25/32[6]	348,719	65,836
Trust 2002-53, Cl. SK, 42.304%, 4/25/32[6]	352,203	78,143
Trust 2002-56, Cl. SN, 35.279%, 7/25/32[6]	781,261	144,882
Trust 2002-65, Cl. SC, 69.262%, 6/25/26[6]	1,151,639	247,119
Trust 2002-77, Cl. IS, 49.001%, 12/18/32[6]	618,704	112,689
Trust 2002-77, Cl. SH, 43.115%, 12/18/32[6]	642,682	131,461
Trust 2002-89, Cl. S, 65.38%, 1/25/33[6]	3,851,242	882,337
Trust 2002-9, Cl. MS, 32.601%, 3/25/32[6]	678,273	136,839
Trust 2003-13, Cl. IO, 16.223%, 3/25/33[6]	2,802,111	470,396
Trust 2003-23, Cl. ES, 57.458%, 10/25/22[6]	7,477,491	529,824
Trust 2003-26, Cl. DI, 13.596%, 4/25/33[6]	1,689,833	283,860
Trust 2003-26, Cl. IK, 17.219%, 4/25/33[6]	296,139	49,746
Trust 2003-33, Cl. SP, 43.369%, 5/25/33[6]	2,240,519	368,025
Trust 2003-4, Cl. S, 37.586%, 2/25/33[6]	1,113,698	186,595
Trust 2003-46, Cl. IH, 45.65%, 6/1/23[6]	404,521	48,265
Trust 2004-56, Cl. SE, 16.377%, 10/25/33[6]	2,207,993	326,354
Trust 2005-14, Cl. SE, 37.399%, 3/25/35[6]	1,076,750	159,538

21 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-40, Cl. SA, 63.773%, 5/25/35[6]	$6,209,365	$981,819
Trust 2005-40, Cl. SB, 74.315%, 5/25/35[6]	2,880,060	591,872
Trust 2005-71, Cl. SA, 64.068%, 8/25/25[6]	2,933,983	444,271
Trust 2006-129, Cl. SM, 33.301%, 1/25/37[6]	4,004,384	531,883
Trust 2006-51, Cl. SA, 17.892%, 6/25/36[6]	25,745,666	3,445,468
Trust 2006-60, Cl. DI, 37.345%, 4/25/35[6]	1,660,030	228,435
Trust 2006-90, Cl. SX, 95.959%, 9/25/36[6]	6,119,116	1,294,962
Trust 2007-77, Cl. SB, 31.856%, 12/25/31[6]	4,136,178	189,661
Trust 2007-88, Cl. XI, 29.616%, 6/25/37[6]	15,346,950	2,459,217
Trust 2008-55, Cl. SA, 27.309%, 7/25/38[6]	2,615,239	292,771
Trust 2011-84, Cl. IG, 5.587%, 8/1/13[6]	17,292,594	519,049
Trust 221, Cl. 2, 35.203%, 5/1/23[6]	540,377	97,249
Trust 247, Cl. 2, 24.259%, 10/1/23[6]	225,528	42,943
Trust 252, Cl. 2, 24.713%, 11/1/23[6]	63,626	11,441
Trust 254, Cl. 2, 10.969%, 1/1/24[6]	183,557	34,412
Trust 2682, Cl. TQ, 99.999%, 10/15/33[6]	2,524,823	548,292
Trust 2981, Cl. BS, 99.999%, 5/15/35[6]	4,474,565	876,374
Trust 301, Cl. 2, 0.952%, 4/1/29[6]	735,094	145,979
Trust 303, Cl. IO, 28.935%, 11/1/29[6]	487,831	110,771
Trust 313, Cl. 2, 40.133%, 6/1/31[6]	6,408,793	1,339,581
Trust 319, Cl. 2, 5.956%, 2/1/32[6]	2,055,899	408,222
Trust 321, Cl. 2, 4.335%, 4/1/32[6]	3,266,085	616,012
Trust 324, Cl. 2, 7.95%, 7/1/32[6]	1,423,497	268,699
Trust 328, Cl. 2, 63.272%, 12/1/32[6]	1,544,889	264,978
Trust 331, Cl. 5, 25.15%, 2/1/33[6]	2,788,879	496,178
Trust 332, Cl. 2, 21.656%, 3/1/33[6]	7,504,132	1,235,562
Trust 334, Cl. 10, 27.471%, 2/1/33[6]	2,372,603	405,173
Trust 334, Cl. 12, 6.06%, 2/1/33[6]	3,545,451	598,245
Trust 338, Cl. 2, 30.188%, 7/1/33[6]	8,510,338	1,344,163
Trust 339, Cl. 7, 0%, 7/1/33[6,7]	8,177,361	1,184,860
Trust 345, Cl. 9, 14.998%, 1/1/34[6]	2,969,010	382,491
Trust 351, Cl. 10, 5.52%, 4/1/34[6]	998,596	149,088
Trust 351, Cl. 8, 0%, 4/1/34[6,7]	1,639,265	246,771
Trust 356, Cl. 10, 3.882%, 6/1/35[6]	1,347,325	195,332
Trust 356, Cl. 12, 0%, 2/1/35[6,7]	662,014	97,325
Trust 362, Cl. 13, 4.687%, 8/1/35[6]	88,826	13,788
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 18.367%, 9/15/22[6]	8,770,471	180,827
Series 1995-2B, Cl. 2IO, 17.884%, 6/15/25[6]	631,810	14,470
Series 1995-3, Cl. 1IO, 13.307%, 9/15/25[6]	21,029,802	151,486

		542,176,352

GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
2.625%, 7/1/27[1]	5,626	5,843
5%, 11/1/34	812,009	865,184
7%, 1/29/28-2/8/30	1,215,198	1,416,735

22 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn.: Continued
8%, 1/29/28-9/29/28	$572,957	$677,422
11%, 11/8/19	7,524	8,413
12%, 12/9/13-9/1/15	15,168	16,855
12.50%, 12/29/13-11/29/15	284,224	290,256
13%, 10/30/15	431,269	460,215
13.50%, 6/30/15	562,806	593,191
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	5,252,240	6,656,758
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,674,297	3,072,045
Series 2000-7, Cl. Z, 8%, 1/16/30	2,456,640	2,816,424
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 68.274%, 7/16/28[6]	1,121,284	240,574
Series 1998-6, Cl. SA, 79.325%, 3/16/28[6]	656,571	136,149
Series 2007-17, Cl. AI, 20.251%, 4/16/37[6]	3,047,292	548,787
Series 2010-111, Cl. GI, 16.164%, 9/1/13[6]	46,412,389	1,352,248

		19,157,099

Other Agency—0.3%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	2,029,095	2,051,094
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	3,855,000	4,045,898
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,401,166	4,572,776
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.674%, 10/7/20[1]	4,137,713	4,144,168
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.784%, 12/8/20[1]	1,268,854	1,276,683
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	3,305,238	3,373,425

		19,464,044

Non-Agency—12.7%
Commercial—7.2%
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.072%, 7/10/44[1]	24,665,000	22,894,497
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	15,065,000	12,947,441
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	8,000,000	7,023,228
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	27,490,000	24,042,713
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-3, Cl. AM, 5.801%, 6/1/49[1]	14,315,000	11,710,608
Series 2008-1, Cl. AM, 6.438%, 2/10/51[1]	8,165,000	7,541,761

23 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.705%, 6/1/47[1]	$8,767,806	$6,694,439
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	24,370,000	19,074,143
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50	13,340,000	12,248,941
Series 2007-PWR17, Cl. AJ, 6.137%, 6/1/50[1]	27,600,000	17,586,858
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	7,657,000	6,680,013
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[3,6,7]	952,807	47,164
CD 2007-CD5 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD5, Cl. AM, 6.343%, 11/1/44[1]	9,071,000	8,378,388
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	8,480,402	7,787,477
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.068%, 12/20/35[1]	454,098	350,623
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	34,617,797	28,109,027
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.275%, 12/1/49[1]	21,955,000	19,523,242
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,190,000	3,301,430
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.903%, 6/1/39[1]	4,210,000	4,402,172
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.729%, 11/1/46[1,3]	9,405,000	7,444,645
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.736%, 1/27/37[1,4]	3,607,021	1,659,230
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	2,193,989	1,217,647
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[3]	2,731,067	2,762,952
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.852%, 9/1/20[3,6]	22,080,983	1,733,633
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30[1,4]	27,904,132	4,743,703
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	2,055,166	1,368,980

24 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Commercial Continued
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.91%, 11/1/37[1]	$9,464,778	$6,533,873
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.115%, 5/15/30[1]	2,000,000	1,938,755
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.074%, 7/10/38[1]	14,200,000	11,146,617
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates:
Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	10,264,000	10,701,354
Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	24,450,000	19,798,681
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[1,3]	11,396,000	8,390,556
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	2,026,666	1,951,869
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.775%, 5/25/35[1]	23,098,310	16,390,445
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.128%, 11/1/35[1]	6,332,256	4,444,813
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[3]	3,285,000	3,222,128
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	8,605,000	8,972,550
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	20,139,000	18,073,534
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	30,690,000	17,922,607
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	12,893,000	11,684,217
Series 2008-C2, Cl. AM, 6.785%, 2/1/51[1]	17,340,000	14,355,179
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	8,030,000	5,747,621
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.072%, 4/1/45[1]	440,000	424,451
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.932%, 2/1/49[1]	25,504,000	22,385,651
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.005%, 6/1/49[1]	2,170,000	2,300,336
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 4.441%, 1/1/37[1]	1,114,623	772,925
LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mtg. Pass-Through Certificates, Series 2007-C2, Cl. AM, 5.493%, 2/11/40	6,739,000	5,730,320
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	14,600,000	12,346,454

25 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.312%, 4/11/41[1]	$6,930,000	$6,217,322
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[3]	233,397	191,630
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	1,628,453	260,267
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	2,378,455	2,443,701
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.855%, 5/1/39[1]	11,155,000	8,973,065
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates:
Series 2006-3, Cl. AM, 5.456%, 7/12/46	3,602,000	3,356,066
Series 2006-3, Cl. AJ, 5.485%, 7/1/46	15,255,000	11,634,241
Morgan Stanley Capital I Trust 2006-IQ12, Commercial Mtg. Pass-Through Certificates, Series 2006-IQ12, Cl. AJ, 5.399%, 12/1/43	27,580,000	15,829,982
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.08%, 6/1/49[1]	22,125,000	18,332,310
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.313%, 12/1/49[1]	7,833,000	7,213,179
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.216%, 4/25/35[1]	312,892	41,992
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,932,032	1,295,147
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.816%, 2/1/37[1]	19,384,082	13,112,072
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	16,865,000	13,959,371
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.923%, 5/1/43[1]	15,780,000	12,574,009
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	4,215,000	4,489,487
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.096%, 2/1/51[1]	16,020,000	16,940,798
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.082%, 11/1/46[1]	3,205,438	1,874,678
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.60%, 4/1/47[1]	2,255,834	1,214,571
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.708%, 11/1/34[1]	2,609,826	238,582
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.734%, 2/1/35[1]	10,250,242	9,206,603

26 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.789%, 4/1/37[1]	$9,156,442	$7,699,886
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.407%, 3/1/44[6]	25,479,434	2,330,859

		605,939,709

Multifamily—0.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.956%, 5/1/45[1]	10,705,000	8,797,728
Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mtg. Pass-Through Certificates, Series 2006-C5, Cl. AJ, 5.482%, 10/1/49	16,525,000	13,454,126
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.681%, 6/1/36[1]	23,788,556	20,664,619
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.454%, 5/1/37[1]	18,142,627	15,219,877
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.039%, 9/1/35[1]	1,666,146	1,501,669
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.795%, 3/25/36[1]	4,861,823	3,926,279

		63,564,298

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	8,605,000	8,958,016
Residential—4.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.983%, 2/1/51[1]	23,790,000	21,260,041
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.563%, 5/1/36[1]	7,545,000	6,765,171
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.771%, 5/1/34[1]	8,144,657	6,637,500
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 3.98%, 11/1/34[1]	2,426,515	2,298,388
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 2.753%, 2/1/37[1]	3,415,242	3,283,096
CHL Mortgage Pass-Through Trust 2005-24, Mtg. Pass-Through Certificates, Series 2005-24, Cl. A35, 5.50%, 11/1/35	1,216,700	1,199,725
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	6,336,509	6,008,506
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	22,353,711	19,538,261
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	6,374,970	6,173,174

27 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.363%, 11/1/35[1]	$17,737,137	$12,471,486
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	5,132,256	5,027,371
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	1,497,644	1,417,440
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.981%, 6/1/47[1]	5,695,157	3,883,305
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 5.631%, 9/1/47[1]	27,102,574	18,316,041
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.787%, 5/1/35[1]	6,639,720	5,671,659
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.079%, 8/1/35[1]	13,458,245	9,826,692
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1 A2, 2.827%, 3/1/36[1]	15,890,243	12,064,397
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	23,105,000	19,162,767
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	4,158,387	3,915,722
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	27,257,653	17,615,899
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	10,140,000	7,257,568
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.775%, 5/1/34[1]	8,485,051	7,080,402
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.756%, 9/1/35[1]	17,460,974	16,332,227
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.252%, 11/1/35[1]	5,673,429	4,298,400
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	2,339,841	2,304,595
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	5,783,200	5,073,566
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 4.991%, 7/1/35[1]	7,936,737	6,806,458
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.375%, 9/11/45[1]	27,890,000	23,063,496
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	1,406,649	933,645
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 2.752%, 4/1/36[1]	5,690,536	4,248,694

28 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Residential Continued
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.646%, 10/25/36[1]	$7,774,418	$7,007,541
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.694%, 12/25/34[1]	344,252	315,822
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	23,518	24,282
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	6,719,981	3,976,095
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	171,951	101,741
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	3,182,285	1,917,433
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	9,376,376	7,774,005
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	14,973,393	12,058,433
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	12,483,744	10,882,797
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.501%, 10/1/35[1]	6,589,197	5,270,251
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.837%, 9/1/36[1]	2,791,872	2,266,568
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 2.643%, 2/1/37[1]	37,758,459	26,416,969
Series 2007-HY1, Cl. 5A1, 5.344%, 2/1/37[1]	22,881,777	17,180,382
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 2.665%, 12/1/36[1]	26,965,522	17,230,713
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.591%, 5/1/37[1]	4,306,506	3,587,821
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.401%, 6/25/37[1]	10,099,304	7,834,808
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 5.208%, 1/1/37[1]	3,728,453	3,172,772
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	2,285,677	2,208,516
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.684%, 10/1/36[1]	9,808,666	8,437,518

		397,600,159

Total Mortgage-Backed Obligations (Cost $1,807,864,213)		1,656,859,677

29 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

U.S. Government Obligations—3.5%
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12[9]	$69,170,000		$69,638,488
2%, 8/25/16	4,140,000		4,295,097
2.50%, 5/27/16	5,880,000		6,238,856
3%, 7/28/14[10]	11,290,000		12,052,877
5%, 2/16/17	22,895,000		27,127,873
5.50%, 7/18/16	6,710,000		8,059,636
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12	63,790,000		64,247,119
2.375%, 4/11/16	10,200,000		10,772,047
4.875%, 12/15/16[9]	10,715,000		12,612,691
5%, 3/15/16[9]	6,670,000		7,804,280
5.375%, 7/15/16-6/12/17	18,648,000		22,513,713
U.S. Treasury Bills:
0.01%, 12/1/11[9,10]	21,000,000		20,999,580
0.035%, 3/8/12[9,10]	20,000,000		19,996,120
U.S. Treasury Nts., STRIPS, 0.891%, 8/15/16[11]	11,000,000		10,491,954

Total U.S. Government Obligations (Cost $292,279,310)			296,850,331

Foreign Government Obligations—20.8%
Argentina—0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[1]	15,625,000		5,312,500
7%, 10/3/15	42,585,000		36,410,175
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17	13,425,000		10,494,621
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21[3]	6,245,000		5,626,402

			57,843,698

Australia—0.3%
New South Wales Treasury Corp., Series 22, 6%, 3/1/22	1,725,000	AUD	1,820,136
Queensland Treasury Corp.:
Series 20, 6.25%, 2/21/20	8,250,000	AUD	8,648,784
Series 22, 6%, 7/21/22	4,840,000	AUD	4,996,022
Series 24, 5.75%, 7/22/24	2,960,000	AUD	2,992,390
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24	4,960,000	AUD	5,041,304

			23,498,636

Austria—0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19[3]	4,265,000	EUR	6,442,338
Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18	6,470,000	EUR	9,029,100
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	840,000	EUR	1,262,851

			10,291,951

30 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Brazil—2.8%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17[12]	315,812,000	BRR	$153,417,195
9.762%, 1/1/21[12]	94,893,000	BRR	44,159,753
Series NTNB, 12.12%, 5/15/15[12]	22,425,000	BRR	25,729,266
Series NTNB, 12.20%, 8/15/50[12]	12,740,000	BRR	14,449,847

			237,756,061

Canada—0.1%
Canada (Government of) Nts.:
3.75%, 6/1/19	5,345,000	CAD	5,782,179
4%, 6/1/17	4,630,000	CAD	5,008,609

			10,790,788

Colombia—0.6%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[3]	9,872,000,000	COP	6,444,933
Colombia (Republic of) Bonds:
4.375%, 7/12/21	7,620,000		7,791,450
7.375%, 9/18/37	4,930,000		6,465,695
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	2,510,000		3,108,635
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	20,475,000		23,300,550

			47,111,263

Denmark—0.0%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	16,080,000	DKK	3,370,392
Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[3]	5,795,000		5,708,075
Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	1,725,000	EUR	2,575,441
France—0.1%
France (Government of) Bonds:
3.75%, 10/25/19	2,795,000	EUR	4,125,359
4%, 4/25/60	1,485,000	EUR	2,215,987

			6,341,346

Germany—0.3%
Germany (Federal Republic of) Bonds:
3.25%, 7/4/42	1,275,000	EUR	1,926,447
3.50%, 7/4/19	1,890,000	EUR	2,881,150
Series 07, 4.25%, 7/4/39	2,905,000	EUR	5,087,422
Series 157, 2.25%, 4/10/15	7,495,000	EUR	10,539,733
Germany (Federal Republic of) Treasury Bills:
0.195%, 10/12/11[11]	1,380,000	EUR	1,848,741
0.301%, 1/25/12[11]	4,275,000	EUR	5,710,897

			27,994,390

31 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	$5,165,000		$5,423,250
Greece—0.0%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37	4,685,000	EUR	2,084,496
Hungary—0.9%
Hungary (Republic of) Bonds:
Series 12/B, 7.25%, 6/12/12	1,961,000,000	HUF	9,014,590
Series 19/A, 6.50%, 6/24/19	3,453,000,000	HUF	14,376,645
Series 20/A, 7.50%, 11/12/20	4,879,000,000	HUF	21,485,850
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	5,600,000		5,488,000
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	21,955,000		21,471,990

			71,837,075

Indonesia—0.8%
Indonesia (Republic of) Nts., 6.875%, 1/17/18[3]	7,410,000		8,354,775
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	13,970,000		14,179,550
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	20,570,000		25,918,200
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20[3]	5,000,000		5,425,000
6.625%, 2/17/37[3]	7,115,000		8,022,163
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[3]	6,855,000		9,288,525

			71,188,213

Italy—0.3%
Italy (Republic of) Bonds:
3.10%, 9/15/26[12]	2,175,000	EUR	2,406,432
4%, 9/1/20[12]	6,625,000	EUR	8,042,255
5%, 9/1/40[12]	2,860,000	EUR	3,176,113
Italy (Republic of) Sr. Unsec. Bonds, 2.839%, 9/15/23[12]	7,900,000	EUR	9,331,379

			22,956,179

Ivory Coast—0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32[2,3]	1,540,000		777,700
Japan—2.1%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29[8]	3,865,000,000	JPY	53,629,042
Japan (Government of) Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13[8]	2,242,000,000	JPY	29,099,375
5 yr., Series 96, 0.50%, 3/20/16[8]	4,768,000,000	JPY	62,266,692
10 yr., Series 307, 1.30%, 3/20/20[8]	2,453,000,000	JPY	33,080,325

			178,075,434

32 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Korea, Republic of South—0.4%
Korea (Republic of) Sr. Unsec. Treasury Bonds:
Series 1406, 3.50%, 6/10/14	19,201,000,000	KRW	$16,292,987
Series 1603, 4%, 3/10/16	11,518,000,000	KRW	9,932,093
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%, 12/7/16	6,075,000		6,603,379

			32,828,459
Malaysia—0.4%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	6,375,000	MYR	2,072,831
Series 0309, 2.711%, 2/14/12	78,240,000	MYR	24,517,830
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	7,670,000		8,003,146

			34,593,807

Mexico—2.2%
United Mexican States Bonds:
5.625%, 1/15/17	655,000		732,945
Series M, 6.50%, 6/10/21[1]	910,340,000	MXN	65,961,406
Series M20, 7.50%, 6/3/27[1]	746,430,000	MXN	55,474,936
Series M10, 7.75%, 12/14/17	40,380,000	MXN	3,243,928
Series M20, 8.50%, 5/31/29[1]	395,590,000	MXN	31,476,196
Series MI10, 9%, 12/20/12[1]	112,400,000	MXN	8,532,527
Series M20, 10%, 12/5/24[1]	45,350,000	MXN	4,178,415
United Mexican States Nts., 6.75%, 9/27/34	8,490,000		10,485,150
United Mexican States Sr. Nts., 5.75%, 10/12/2110	4,470,000		4,425,300

			184,510,803

New Zealand—0.3%
New Zealand (Government of) Sr. Unsec. Bonds:
Series 413, 6.50%, 4/15/13	19,870,000	NZD	15,971,952
Series 415, 6%, 4/15/15	7,910,000	NZD	6,559,506

			22,531,458

Norway—0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	6,130,000	NOK	1,165,801
Panama—0.2%
Panama (Republic of) Bonds:
7.25%, 3/15/15	1,165,000		1,338,003
8.875%, 9/30/27	2,990,000		4,290,650
9.375%, 4/1/29	4,465,000		6,730,988
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	4,470,000		5,616,555

			17,976,196

33 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Peru—0.4%
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	79,130,000	PEN	$32,368,122
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	1,600,000		1,608,000

			33,976,122

Philippines—0.0%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	2,040,000		2,346,000
Poland—1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20	52,640,000	PLZ	15,243,405
Series 0415, 5.50%, 4/25/15	6,235,000	PLZ	1,914,695
Series 0416, 5%, 4/25/16	196,950,000	PLZ	59,101,531
Series 1015, 6.25%, 10/24/15	62,500,000	PLZ	19,616,280
Series 1017, 5.25%, 10/25/17	3,370,000	PLZ	1,003,154
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21	12,035,000		12,035,000
6.375%, 7/15/19	7,755,000		8,549,888

			117,463,953

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	6,010,000		6,641,050
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40[3]	2,810,000		3,435,225

			10,076,275

Russia—0.1%
Russian Federation Bonds, 5%, 4/29/20[3]	4,655,000		4,585,175
Singapore—0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	1,940,000	SGD	1,613,352
South Africa—2.2%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	6,735,000		7,400,081
Series R209, 6.25%, 3/31/36	211,450,000	ZAR	19,205,825
Series R208, 6.75%, 3/31/21	278,920,000	ZAR	30,969,360
Series R213, 7%, 2/28/31	268,320,000	ZAR	27,129,413
Series R207, 7.25%, 1/15/20	427,410,000	ZAR	49,749,000
Series R186, 10.50%, 12/21/26	332,295,000	ZAR	47,613,106

			182,066,785

Spain—0.2%
Spain (Kingdom of) Sr. Unsec. Bonds, 4.65%, 7/30/25	4,575,000	EUR	5,579,231
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	3,265,000	EUR	3,610,786
Spain (Kingdom of) Treasury Bills, 1.71%, 12/16/11[11]	4,300,000	EUR	5,746,795

			14,936,812

34 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	$5,090,000		$4,962,750
6.25%, 7/27/21[3]	6,180,000		5,952,786

			10,915,536

Sweden—0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	17,045,000	SEK	2,783,283
The Netherlands—0.3%
Netherlands (Kingdom of the) Bonds:
2.50%, 1/15/17	3,635,000	EUR	5,085,270
3.25%, 7/15/21	5,450,000	EUR	7,915,099
4%, 7/15/18	2,235,000	EUR	3,396,295
4%, 7/15/19	7,160,000	EUR	10,960,792

			27,357,456

Turkey—1.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	8,840,000		9,458,800
7%, 3/11/19	5,250,000		5,906,250
8.68%, 2/20/13[11]	63,730,000	TRY	30,686,317
10.50%, 1/15/20[1]	4,165,000	TRY	2,401,419
11%, 8/6/14	31,040,000	TRY	17,813,259
Turkey (Republic of) Nts., 7.50%, 7/14/17	6,740,000		7,700,450
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41	9,230,000		8,837,725

			82,804,220

Ukraine—0.4%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16[4]	3,675,000		3,197,250
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[3]	7,560,000		7,030,800
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	7,520,000		6,805,600
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16[3]	9,160,000		8,163,850
6.75%, 11/14/17[3]	3,235,000		2,930,910
7.95%, 2/23/21[3]	8,910,000		8,108,100

			36,236,510

United Kingdom—0.5%
United Kingdom Treasury Bonds:
3.25%, 12/7/11	6,190,000	GBP	9,699,787
4.25%, 3/7/36	8,010,000	GBP	14,159,515
4.75%, 3/7/20	2,580,000	GBP	4,831,758
4.75%, 12/7/38	8,915,000	GBP	17,002,311

			45,693,371

35 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	$7,305,000	$9,058,200
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	7,740,000	9,133,200
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	14,940,000	18,675,000

		36,866,400

Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	14,020,000	8,762,500
11.95%, 8/5/31	6,645,000	4,884,075
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	4,450,000	2,647,750
8.50%, 10/8/14	3,760,000	3,327,600
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	12,960,000	8,294,400
12.75%, 8/23/22	1,490,000	1,188,275
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	10,205,000	5,434,163
7.65%, 4/21/25	24,910,000	14,198,700
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	17,155,000	15,611,050

		64,348,513

Total Foreign Government Obligations (Cost $1,838,770,170)		1,759,743,013

Loan Participations—0.4%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[1]	2,315,000	2,118,225
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.236%, 10/19/15[1,13]	35,876,284	22,332,987
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	9,866,875	10,187,548

Total Loan Participations (Cost $33,977,763)		34,638,760

Corporate Bonds and Notes—26.3%
Consumer Discretionary—3.4%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	8,145,000	8,328,263
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	19,328,000	19,231,360
Visteon Corp., 6.75% Sr. Nts., 4/15/19[3]	9,180,000	8,307,900

		35,867,523

36 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Hotels, Restaurants & Leisure—1.2%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[3]	$6,920,000	$6,954,600
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[3]	5,095,000	4,610,975
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	37,467,000	22,480,200
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	9,825,000	9,088,125
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	6,776,000	6,191,570
7.75% Sr. Unsec. Unsub. Nts., 3/15/19	7,075,000	6,491,313
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	4,835,000	4,883,350
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18	3,650,000	3,887,250
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	6,130,000	5,624,275
6.625% Sr. Unsec. Nts., 7/15/15	14,560,000	12,412,400
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	15,496,000	10,304,840
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	5,780,000	6,184,600
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[2,4]	10,850,000	—
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	8,280,000	3,312,000

		102,425,498

Household Durables—0.2%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	3,690,000	2,509,200
9.125% Sr. Unsec. Nts., 5/15/19	10,500,000	6,720,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50% Sr. Nts., 5/15/18[3]	5,115,000	4,347,750
9% Sr. Nts., 4/15/19[3]	4,990,000	4,266,450

		17,843,400

Media—1.5%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	6,935,000	5,374,625
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	11,690,000	9,059,750
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	1,775,000	1,477,688
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	11,109,000	9,498,195
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[3]	16,905,000	10,903,725
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[3]	8,845,000	8,800,775
Clear Channel Communications, Inc.:
5.75% Sr. Unsec. Unsub. Nts., 1/15/13	4,665,000	4,175,175
9% Sr. Sec. Nts., 3/1/21	4,490,000	3,356,275
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	9,190,000	4,801,775
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[3]	4,605,000	3,902,738

37 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Media Continued
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	$4,195,000		$3,953,788
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	15,796,000		14,374,360
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18[4]	3,550,000		3,727,500
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[3]	5,970,000		5,835,675
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17[3,13]	9,527,331		9,003,328
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	6,880,000		6,828,400
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	9,350,000		9,256,500
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	2,620,000		2,469,350
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	4,245,000		3,947,850

			120,747,472

Textiles, Apparel & Luxury Goods—0.1%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./Jones Apparel Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	8,940,000		8,135,400
Consumer Staples—0.8%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[1]	5,535,000	BRR	3,008,667
Food & Staples Retailing—0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[3]	7,765,000		7,826,646
Food Products—0.7%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	13,735,000		13,391,625
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,13]	18,593,853		18,129,007
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19[3]	7,115,000		6,047,750
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	8,515,000		8,046,675
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	5,541,000		4,931,490
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	9,220,000		9,588,800

			60,135,347

Energy—4.5%
Energy Equipment & Services—0.4%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19[4]	6,310,000		5,868,300
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	8,215,000		8,009,625
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	9,525,000		9,858,375
11.50% Sr. Sec. Nts., 8/1/15[3]	2,105,000		2,178,675
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	9,100,000		8,918,000

			34,832,975

38 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels—4.1%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16[3]	$6,400,000	$6,080,000
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	5,500,000	5,115,000
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	9,700,000	10,136,500
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	16,505,000	11,574,131
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	10,725,000	10,564,125
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	10,135,000	10,185,675
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[3]	3,025,000	3,146,384
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[3]	19,545,000	19,129,669
8.146% Sr. Sec. Nts., 4/11/18[3]	10,210,000	11,307,575
8.625% Sr. Sec. Nts., 4/28/34[3]	6,450,000	7,482,000
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	10,250,000	11,992,500
James River Coal Co., 7.875% Sr. Nts., 4/1/19[3]	2,385,000	2,015,325
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	7,490,000	7,284,025
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20[3]	4,100,000	4,115,375
9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	12,000,000	13,620,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	14,750,000	15,266,250
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[3]	13,600,000	12,784,000
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	3,450,000	3,268,875
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	2,250,000	2,295,000
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	11,935,000	11,487,438
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	20,305,000	19,492,800
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	20,875,000	20,040,000
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	2,595,000	2,173,313
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	4,540,000	4,540,000
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	8,440,000	9,157,400
6.625% Unsec. Unsub. Bonds, 6/15/35	10,790,000	11,680,175
Pertamina PT (Persero):
5.25% Nts., 5/23/21[3]	8,395,000	8,143,150
6.50% Sr. Unsec. Nts., 5/27/41[3]	3,720,000	3,571,200
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	3,480,000	3,647,040
7.875% Sr. Unsec. Nts., 3/15/19	3,760,000	4,399,200
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17[3]	12,100,000	8,076,750
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	6,070,000	6,434,200
6% Sr. Unsec. Unsub. Nts., 3/5/20	2,750,000	3,036,000
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	8,790,000	10,482,075

39 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
PT Adaro Indonesia, 7.625% Nts., 10/22/19[3]	$7,570,000	$7,494,300
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	8,575,000	9,303,875
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	4,585,000	5,043,500
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	9,535,000	9,391,975
9.875% Sr. Unsec. Nts., 5/15/16[3]	4,820,000	4,988,700
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	10,234,295	10,375,017
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	5,100,000	4,411,500

		344,732,017

Financials—5.0%
Capital Markets—1.0%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	3,354,000	2,934,750
Credit Suisse First Boston International, 6.80% Export-Import Bank of Ukraine Nts., 10/4/12	3,100,000	3,061,250
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	5,345,000	4,817,181
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	23,075,000	23,190,375
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	4,182,000	3,408,330
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	9,620,000	8,922,550
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[3]	9,896,000	10,192,880
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	9,375,000	6,796,875
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	19,955,000	14,567,150
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	9,375,000	6,515,625

		84,406,966

Commercial Banks—2.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[3]	7,590,000	7,400,250
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	6,020,000	5,478,200
Banco BMG SA:
9.15% Nts., 1/15/16[3]	18,050,000	17,689,000
9.95% Unsec. Unsub. Nts., 11/5/19[3]	4,270,000	4,163,250
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16[3]	3,110,000	2,767,900
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[3]	1,790,000	1,709,450
6.95% Sub. Nts., 11/7/21[1,3]	2,920,000	3,044,100
9.75% Jr. Sub. Nts., 11/6/69[3]	3,000,000	3,390,000
Banco Do Brasil SA:
5.875% Unsec. Sub. Nts., 1/26/22[3]	3,070,000	2,954,875
8.50% Jr. Sub. Perpetual Bonds[3,14]	4,900,000	5,500,250
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[3]	2,475,000	2,598,750

40 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Commercial Banks Continued
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16[3]	$3,120,000		$3,112,200
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16[3]	6,160,000		6,098,400
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	7,707,000	EUR	10,870,638
4.50% Sr. Sec. Nts., 7/13/21	5,280,000	EUR	7,359,899
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	10,145,000		9,739,200
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[3]	6,045,000		5,871,206
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[3]	3,585,000		3,377,142
9.25% Sr. Nts., 10/16/13[3]	22,290,000		23,181,600
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[3]	11,665,000		11,632,770
6.375% Bonds, 4/30/22[1,3]	11,895,000		9,932,325
Lloyds TSB Bank plc, 4.875% Sec. Nts., 1/13/23	650,000	EUR	930,387
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[3]	4,580,000		4,451,188
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16[3]	4,660,000		4,508,550
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[3]	13,905,000		13,696,425
VTB Capital SA:
6.315% Nts., 2/22/18[3]	7,790,000		7,297,244
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	4,490,000		4,523,675
6.551% Sr. Unsec. Nts., 10/13/20[3]	4,410,000		4,079,250

			187,358,124

Consumer Finance—0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12[2]	27,100,000		3,252,000
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[3]	5,750,000		5,821,875
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	7,180,000		7,754,400

			16,828,275

Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	10,508,362		9,562,610
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	1,660,000	EUR	2,296,554
Banco Invex SA, 29.582% Mtg.-Backed Certificates, Series 062U, 3/13/34[12]	17,962,375	MXN	1,735,208
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	4,780,000		4,218,350
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[14]	11,230,000		8,282,125
JPMorgan Hipotecaria su Casita:
7.809% Sec. Nts., 8/26/35[1,4]	20,232,960	MXN	1,604,811
27.977% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	7,724,786	MXN	1,079,676
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	5,475,000		5,446,026
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[3,15]	12,450,000		8,338,263

			42,563,623

41 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Insurance—0.1%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	$6,140,000		$6,116,975
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	5,635,000		5,677,263

			11,794,238

Real Estate Investment Trusts—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19[3]	23,060,000		20,754,000
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	9,235,000		8,854,056

			29,608,056

Real Estate Management & Development—0.3%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18[3]	6,210,000		4,781,700
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	16,200,000		10,854,000
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,3]	8,535,000		8,385,638

			24,021,338

Thrifts & Mortgage Finance—0.3%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[3]	2,715,000		2,524,950
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16	12,220,000	EUR	17,157,950
4.375% Sec. Nts., 5/19/14	2,825,000	EUR	3,953,982

			23,636,882

Health Care—1.2%
Biotechnology—0.0%
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/18[3]	3,000,000		3,015,000
Health Care Equipment & Supplies—0.4%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	8,810,000		7,554,575
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	3,835,000		3,489,850
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17[13]	7,605,000		7,833,150
11.625% Sr. Unsec. Sub. Nts., 10/15/17	7,546,000		7,866,705
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17[3]	2,820,000		2,368,800
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	3,900,000		3,705,000

			32,818,080

Health Care Providers & Services—0.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[13]	5,953,831		5,462,640
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	5,840,000		4,672,000
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[3]	4,815,000		4,261,275
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19[3]	11,485,000		8,829,094
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	7,115,000		7,079,425

42 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Health Care Providers & Services Continued
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	$4,245,000	$3,778,050
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	4,470,000	3,833,025
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	5,479,000	4,773,579
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	2,980,000	2,890,600
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[2]	6,485,000	81,063
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	5,940,000	5,479,650

		51,140,401

Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Nts., 11/15/18[3]	1,175,000	1,125,063
Pharmaceuticals—0.2%
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	3,100,000	3,030,250
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	2,915,000	2,652,650
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[3]	8,635,000	8,289,600

		13,972,500

Industrials—2.7%
Aerospace & Defense—0.7%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	15,220,000	13,355,550
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	17,955,000	7,720,650
9.75% Sr. Unsec. Sub. Nts., 4/1/17	3,575,000	1,179,750
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21[3]	5,260,000	4,904,950
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	4,195,000	4,195,000
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	16,630,000	17,004,175
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	10,290,000	11,010,300

		59,370,375

Air Freight & Logistics—0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[3]	2,940,000	2,954,700
Airlines—0.2%
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[3]	13,555,000	14,469,963
Building Products—0.3%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[3]	4,230,000	3,447,450
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	14,965,000	14,272,869
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[3]	4,205,000	3,984,238

		21,704,557

43 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Services & Supplies—0.2%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	$7,455,000	$6,739,320
West Corp.:
7.875% Sr. Unsec. Nts., 1/15/19	4,680,000	4,422,600
8.625% Sr. Unsec. Nts., 10/1/18	10,130,000	9,902,075

		21,063,995

Construction & Engineering—0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[3]	14,915,353	17,227,233
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[3]	3,020,000	3,178,550

		20,405,783

Electrical Equipment—0.1%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	6,166,000	6,443,470
Machinery—0.5%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[4]	9,910,000	9,563,150
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	10,735,000	9,768,850
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	16,405,000	14,600,450
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	5,180,000	5,102,300

		39,034,750

Marine—0.1%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	10,430,000	10,104,063
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	2,115,000	2,072,700

		12,176,763

Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[3]	5,613,000	5,248,155
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	2,355,000	2,572,838

		7,820,993

Road & Rail—0.3%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18	16,730,000	16,060,800
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	3,000,000	2,977,500
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	13,924,000	9,398,700

		28,437,000

44 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount	Value

Information Technology—1.3%
Computers & Peripherals—0.2%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20	$10,255,000	$9,485,875
7% Sr. Unsec. Nts., 11/1/21[3]	6,325,000	5,850,625

		15,336,500

Electronic Equipment & Instruments—0.2%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	17,265,000	16,574,400
Internet Software & Services—0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	19,575,000	20,064,375
IT Services—0.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	8,195,000	6,801,850
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[3]	8,875,000	8,386,875
9.875% Sr. Unsec. Nts., 9/24/15	17,575,000	14,806,938
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	2,935,000	2,744,225

		32,739,888

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	9,450,000	9,308,250
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	6,025,000	6,220,813
10.75% Sr. Unsec. Nts., 8/1/20	10,237,000	10,288,185

		25,817,248

Materials—3.0%
Chemicals—0.7%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[3]	2,140,000	1,974,150
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21[3]	9,330,000	8,607,858
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	8,500,000	8,542,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	10,690,000	8,872,700
9% Sec. Nts., 11/15/20	5,000,000	3,687,500
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17[3]	10,750,000	11,636,875
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	16,725,000	11,540,250

		54,861,833

Construction Materials—0.3%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	5,765,000	5,491,163
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	4,134,000	2,728,440
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[3]	4,545,000	3,340,575
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[3]	7,410,000	5,094,375

45 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Construction Materials Continued
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	$5,095,000		$4,177,900
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[3]	3,640,000		3,567,200
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16[3]	4,040,000		2,787,600

			27,187,253

Containers & Packaging—0.3%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	11,165,000		9,546,075
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19[3]	7,805,000		7,824,513
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	11,690,000		10,228,750

			27,599,338

Metals & Mining—0.9%
Aleris International, Inc., 7.625% Sr. Nts., 2/15/18[3]	16,615,000		14,995,038
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	6,070,000		5,781,675
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	4,650,000		3,987,375
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	2,700,000		2,868,750
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	8,075,000		7,065,625
JSC Severstal, 6.70% Nts., 10/25/17[3]	7,410,000		6,317,025
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18[3]	6,235,000		5,263,587
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21[3]	9,290,000		7,246,200
9.50% Sr. Unsec. Nts., 7/18/18[3]	28,320,000		24,921,600

			78,446,875

Paper & Forest Products—0.8%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[3]	6,643,000		6,975,150
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,13]	14,948,415		9,791,212
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	15,410,000		15,178,850
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[3]	14,799,000		9,693,345
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	7,540,000		7,445,750
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[2]	18,110,000		13,537,225
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	5,600,000		3,276,000

			65,897,532

Telecommunication Services—1.7%
Diversified Telecommunication Services—0.9%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[3]	9,115,000		7,747,750
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	11,210,000	BRR	5,425,396
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	4,815,000		3,876,075

46 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Diversified Telecommunication Services Continued
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	$5,305,000		$5,172,375
8.75% Sr. Unsec. Sub. Nts., 3/15/18	7,550,000		6,738,375
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	9,665,000		8,408,550
12.50% Sr. Unsec. Nts., 2/4/17[13]	5,259,375		4,536,211
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[3]	2,810,000		2,599,250
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14	1,210,000		1,200,925
9.375% Sr. Unsec. Unsub. Nts., 4/1/19[3]	12,915,000		12,075,525
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	15,409,000		14,792,640
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	4,550,000		3,895,938

			76,469,010

Wireless Telecommunication Services—0.8%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	4,750,000		4,987,500
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	2,886,284
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	19,805,000		17,279,863
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	10,330,000		9,116,225
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	8,165,000		8,165,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21[3]	4,665,000		3,924,198
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	7,635,000		6,165,263
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[3]	17,250,000		16,818,750

			69,343,083

Utilities—2.7%
Electric Utilities—1.6%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[3]	8,725,000		9,859,250
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	14,110,000		8,466,000
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	3,120,000		2,652,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	5,140,000		5,923,850
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	10,024,000		9,823,520
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[3]	10,875,000		11,092,500
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	115,000,000	ZAR	13,005,233
10% Nts., Series ES23, 1/25/23	137,000,000	ZAR	18,543,178
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[3]	17,680,000		18,855,755
Majapahit Holding BV:
7.75% Nts., 10/17/16[3]	8,820,000		9,823,275
8% Sr. Unsec. Nts., 8/7/19[3]	4,000,000		4,520,000

47 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Electric Utilities Continued
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	$10,610,567
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	30,865,000		11,728,700
10.25% Sr. Unsec. Nts., Series B, 11/1/15	5,445,000		2,041,875

			136,945,703

Energy Traders—0.9%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	5,760,000		5,917,202
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	6,215,000		6,308,225
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	10,350,000		10,091,250
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[3]	998,000		953,090
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	14,105,000		14,316,575
GenOn Energy, Inc.:
9.50% Sr. Unsec. Nts., 10/15/18	5,475,000		5,173,875
9.875% Sr. Unsec. Nts., 10/15/20	5,475,000		5,146,500
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[3]	4,920,000		5,633,400
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[3]	4,370,000		5,025,500
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[3]	4,240,000		4,164,380
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	13,563,000		13,766,445

			76,496,442

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	2,590,000		2,214,450
TGI International Ltd., 9.50% Nts., 10/3/17[3]	5,268,000		5,689,440

			7,903,890

Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[3]	5,585,000		5,612,925

Total Corporate Bonds and Notes (Cost $2,433,782,855)			2,229,022,135

	Shares

Preferred Stocks—0.3%
Ally Financial, Inc., 7%, Non-Vtg.[3]	19,515		13,069,562
GMAC Capital Trust I, 8.125% Cum.	120,000		2,190,000
Greektown Superholdings, Inc., Series A-1[16,17]	109,250		7,750,195

Total Preferred Stocks (Cost $30,957,733)			23,009,757

48 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Shares	Value

Common Stocks—0.6%
AbitibiBowater, Inc.[17]	329,842	$4,947,630
American Media Operations, Inc.[16,17]	535,548	8,568,768
Arco Capital Corp. Ltd.[4,16,17]	2,494,716	4,989,432
Dana Holding Corp.[17]	269,913	2,834,087
Gaylord Entertainment Co., Cl. A17	285,149	5,514,782
Global Aviation Holdings, Inc.[17]	3,200	32,000
Greektown Superholdings, Inc.[16,17]	8,267	545,539
Huntsman Corp.	95,115	919,762
Kaiser Aluminum Corp.	2,405	106,493
Linn Energy LLC	45,053	1,606,590
LyondellBasell Industries NV, Cl. A	281,316	6,872,550
MHP SA, GDR[3,17]	243,656	2,984,379
Orbcomm, Inc.[17]	30,391	77,497
Premier Holdings Ltd.[17]	799,833	—
Range Resources Corp.	28,249	1,651,437
Solutia, Inc.[17]	78,599	1,009,997
USA Mobility, Inc.	44	581
Visteon Corp.[17]	121,668	5,231,724
Walter Industries, Inc.	14,535	872,245
Whiting Petroleum Corp.[17]	29,236	1,025,599

Total Common Stocks (Cost $106,320,194)		49,791,092

	Units

Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [17] (Cost $0)	31,274	1,125

	Principal
	Amount

Structured Securities—5.7%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	49,300,000,000	IDR	7,016,135
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	36,870,000,000	IDR	5,325,497
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30	30,680,000,000	IDR	4,366,228
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	26,580,000,000	IDR	3,782,736
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	26,580,000,000	IDR	3,839,211
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13[1]	216,840,000	RUR	6,734,371
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13[1]	222,190,000	RUR	6,876,373

49 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15[1,4]	71,890,000	RUR	$2,294,077
Indonesia (Republic of) Credit Linked Nts., Series 8, 8.25%, 7/19/21[3]	81,510,000,000	IDR	9,833,273
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	28,180,000,000	IDR	4,070,315
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.253%, 10/25/11[1]	7,495,000		7,531,371
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[1,4]	148,920,000	RUR	4,662,913
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[1,4]	58,420,000	UAH	5,969,900
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12[4]	127,800,000,000	I DR	13,964,901
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[4]	8,155,000,000	COP	5,180,866
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	41,194,000,000	COP	25,455,307
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	10,191,000,000	COP	6,457,658
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[4]	182,600,000	DOP	4,818,810
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11[2]	196,587,000	RUR	18,316
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[1]	305,165,000	RUR	9,241,479
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[2]	335,100,000	RUR	1,041
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	154,040,000	RUR	4,640,480
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	85,510,000	RUR	2,761,899
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	79,950,000	RUR	2,582,316
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	59,420,000	RUR	1,919,215
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[4,11]	5,033,551		3,515,518
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[4,11]	6,413,518		4,479,310
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[4,11]	5,537,046		3,867,167
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[4,11]	4,949,420		3,456,759
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[4,11]	6,162,429		4,303,946
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25[4,11]	7,033,479		4,912,301
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[4,11]	5,618,926		3,924,354
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25[4,11]	5,281,550		3,688,725
Coriolanus Ltd. Sec. Credit Linked Nts., 12.061%, 12/31/17[4,12]	43,260,000	BRR	22,279,005
Indonesia (Republic of) Credit Linked Nts., Series 4, 8.25%, 7/19/21	25,970,000,000	IDR	3,132,991
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	74,280,000	RUR	2,419,942
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12[1]	88,460,000	RUR	2,881,908
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12[1,4]	76,400,000	UAH	9,293,413
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%, 5/22/15[1,4]	1,803,555	MXN	126,720
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%, 5/22/15[1,4]	3,155,364	MXN	221,701
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%, 5/22/15[1,4]	47,575,229	MXN	3,342,707
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%, 5/22/15[1,4]	3,467,217	MXN	243,612

50 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%, 5/22/15[1,4]	2,518,999	MXN	$176,989
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%, 5/22/15[1,4]	1,608,758	MXN	113,034
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%, 5/22/15[1,4]	296,268	MXN	20,816
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	6,160,000		5,529,586
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	6,160,000		4,892,765
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.635%, 4/30/12[1,4]	15,000,000		13,612,500
Series 335, 2.085%, 4/30/12[1,4]	17,500,000		16,646,000
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37[4,11]	245,971,200,000	COP	4,345,916
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.445%, 12/20/17[1,4]	24,000,000		18,516,000
Series 2008-01, 9.878%, 8/2/10[2,4,11]	37,994,727	BRR	2,020,727
Series 2008-2A, 7.937%, 9/17/13[1,4]	32,556,250		33,142,263
HSBC Bank USA NA:
Indonesia (Republic of) Credit Linked Nts., Series 2, 8.25%, 7/15/21[3]	50,140,000,000	IDR	6,048,832
Indonesia (Republic of) Credit Linked Nts., Series 2, 9.50%, 7/15/31[3]	47,791,000,000	IDR	6,250,651
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[4]	4,890,000,000	COP	3,099,449
Indonesia (Republic of) Credit Linked Bonds, 8.25%, 7/19/21[3]	33,475,000,000	IDR	4,038,386
Indonesia (Republic of) Credit Linked Bonds, Series 10, 8.25%, 7/19/21[3]	31,830,000,000	IDR	3,839,935
Indonesia (Republic of) Credit Linked Bonds, Series 11, 8.25%, 7/19/21[3,8]	28,625,000,000	IDR	3,453,287
Indonesia (Republic of) Credit Linked Bonds, Series 6, 8.25%, 7/19/21[3]	39,050,000,000	IDR	4,710,947
Indonesia (Republic of) Credit Linked Bonds, Series 7, 8.25%, 7/19/21[3,8]	54,250,000,000	IDR	6,544,658
Indonesia (Republic of) Credit Linked Bonds, Series 9, 8.25%, 7/19/21[3,8]	23,610,000,000	IDR	2,848,283
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[3]	24,990,000,000	IDR	3,556,455
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30[3]	30,680,000,000	IDR	4,366,228
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25[3]	30,680,000,000	IDR	4,431,414
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[3]	11,890,000,000	IDR	1,692,127
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[3]	28,180,000,000	IDR	4,070,315
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1, 9.50%, 7/17/31[3]	12,427,000,000	IDR	1,625,345
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[3]	22,150,000,000	IDR	3,199,343
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[3]	44,300,000,000	IDR	6,398,685
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[1,4]	149,000,000	RUR	4,627,473
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13[1,4]	182,420,000	RUR	5,637,066
LB Peru Trust II Certificates, Series 1998-A, 4.541%, 2/28/16[2,11]	14,029,589		1,402,959
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[4]	4,971,276		2,301,701
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[4]	7,928,000,000	COP	3,885,131
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	15,932,000	PEN	4,629,482
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	221,408,298	RUR	3,244,498

51 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.561%, 1/5/22[3,11]	113,353,000	BRR	$10,593,660
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[4]	300,000		255,000
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12[4,11]	6,410,000	GHS	3,873,983
Ghana (Republic of) Credit Linked Bonds, 10.268%, 12/7/11[4,11]	5,280,000	GHS	3,236,490
UBS AG:
Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[4]	4,821,752	GHS	2,999,500
Indonesia (Republic of) Total Return Linked Nts., 8.25%, 7/19/21	111,550,000,000	IDR	13,457,264
Indonesia (Republic of) Total Return Linked Nts., Series 1, 9.50%, 7/17/31	97,005,000,000	IDR	12,687,419
Indonesia (Republic of) Total Return Linked Nts., Series 3, 8.25%, 7/19/21	15,660,000,000	IDR	1,889,204
Indonesia (Republic of) Total Return Linked Nts., Series 5, 8.25%, 7/19/21	37,405,000,000	IDR	4,512,496
Indonesia (Republic of) Total Return Linked Nts., Series 999, 9.50%, 7/17/31	74,624,000,000	IDR	9,760,177

Total Structured Securities (Cost $582,901,692)			483,619,206

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.7%
Australian Dollar (AUD) Call[17]	11/10/11	$1.050		3,540,000	7,570
Australian Dollar (AUD) Call[17]	1/13/12	1.040		7,155,000	57,276
Australian Dollar (AUD) Call[17]	1/13/12	1.040		7,150,000	63,317
Australian Dollar (AUD) Call[17]	1/13/12	1.040		11,010,000	87,471
Australian Dollar (AUD) Call[17]	1/17/12	1.040		3,575,000	33,510
Brazilian Real (BRR) Put[17]	11/22/11	1.700		21,110,000	1,259,982
Brazilian Real (BRR) Put[17]	11/22/11	1.700		63,320,000	3,623,668
Brazilian Real (BRR) Put[17]	11/28/11	1.700		21,030,000	1,219,028
Canadian Dollar (CAD) Futures, 12/20/11 Put[17]	10/10/11	95.500		14	11,340
Euro (EUR) Call[17]	1/13/12	1.390		3,575,000	91,433
Euro (EUR) Call[17]	1/18/12	1.400		3,580,000	81,334
Euro (EUR) Put[17]	11/2/11	1.350		25,660,000	754,535
Euro (EUR) Put[17]	11/2/11	1.350		46,350,000	1,333,585
Euro-Bundesobligation Futures, 12/8/11 Call[17]	10/3/11	137.500	EUR	271	3,631
Euro-Bundesobligation Futures, 12/8/11 Call[17]	10/3/11	138.500	EUR	181	2,425
Euro-Bundesobligation Futures, 12/8/11 Call[17]	10/3/11	140.500	EUR	90	1,206
Japanese Yen (JPY) Futures, 12/19/11 Put[17]	10/10/11	127.000		82	19,475

52 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased Continued
Japanese Yen (JPY) Futures, 12/19/11 Put[17]	10/10/11	$129.000	52	$34,450
Japanese Yen (JPY) Put[17]	11/17/11	78.900	325,500,000	30,376
Mexican Nuevo Peso (MXN) Call[17]	11/18/11	12.000	372,400,000	24,143
Mexican Nuevo Peso (MXN) Call[17]	11/18/11	12.000	372,400,000	16,628
Mexican Nuevo Peso (MXN) Call[17]	1/18/12	12.950	243,470,000	349,633
Mexican Nuevo Peso (MXN) Call[17]	1/18/12	12.950	243,470,000	271,866
New Zealand Dollar (NZD) Call[17]	1/13/12	0.840	10,735,000	64,814
New Zealand Dollar (NZD) Call[17]	1/17/12	0.840	10,505,000	59,976
New Zealand Dollar (NZD) Call[17]	1/17/12	0.840	10,725,000	61,819
South Korean Won (KRW) Call[17]	1/19/12	120.000	4,573,000,000	59,037
U.S. Treasury Bonds, 3.75%, 8/15/41 Call[17]	12/5/11	108.530	502,500,000	51,035,156
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	10/3/11	130.000	901	14,078
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	10/24/11	120.000	1,453	22,703
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	10/24/11	122.000	1,453	22,703
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	10/24/11	127.000	144	15,750
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	11/28/11	127.500	276	142,313
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	11/28/11	123.500	903	98,766
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	11/28/11	125.500	903	211,641
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[17]	11/28/11	129.000	72	67,500

Total Options Purchased (Cost $39,649,006)				61,254,138

	Shares

Investment Companies—24.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[16,18]	757,814,623	757,814,623
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	15,272,235	171,047,180
Oppenheimer Master Loan Fund, LLC[16]	98,621,193	1,139,571,008
Oppenheimer Short Duration Fund, Cl. Y16	2,000,139	20,001,386

Total Investment Companies (Cost $2,136,161,549)		2,088,434,197
Total Investments, at Value (Cost $9,429,607,379)	103.5%	8,755,223,379
Liabilities in Excess of Other Assets	(3.5)	(296,077,872)

Net Assets	100.0%	$8,459,145,507

53 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar	MXN	Mexican Nuevo Peso
BRR	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
COP	Colombian Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
DOP	Dominican Republic Peso	PHP	Philippines Peso
EUR	Euro	PLZ	Polish Zloty
GBP	British Pound Sterling	RUR	Russian Ruble
GHS	Ghana Cedi	SEK	Swedish Krona
HUF	Hungarian Forint	SGD	Singapore Dollar
IDR	Indonesia Rupiah	TRY	New Turkish Lira
JPY	Japanese Yen	UAH	Ukraine Hryvnia
KRW	South Korean Won	ZAR	South African Rand

1.	Represents the current interest rate for a variable or increasing rate security.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,454,625,866 or 17.20% of the Fund’s net assets as of September 30, 2011.

4.	Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $305,085,112, which represents 3.61% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Arco Capital Corp. Ltd.	2/27/07	$37,420,740	$4,989,432	$(32,431,308)
Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15	3/1/11	2,542,587	2,294,077	(248,510)
Citigroup Funding, Inc., Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/2/11	5,283,777	4,662,913	(620,864)
Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15	9/7/10	6,200,560	5,969,900	(230,660)
Citigroup Global Markets Holdings, Inc., Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12	6/17/11	14,843,206	13,964,901	(878,305)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	3,449,375	5,180,866	1,731,491
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	5,482,278	4,818,810	(663,468)
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16	6/30/11	3,675,000	3,197,250	(477,750)
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10-5/3/11	9,977,359	9,563,150	(414,209)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.736%, 1/27/371	5/29/08	2,622,867	1,659,230	(963,637)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	3,376,863	3,515,518	138,655
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25	4/16/09	3,437,396	3,688,725	251,329

54 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	$3,678,901	$3,924,354	$245,453
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25	9/25/09	4,615,946	4,912,301	296,355
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	4,062,375	4,303,946	241,571
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	3,278,548	3,456,759	178,211
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,680,684	3,867,167	186,483
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	4,278,742	4,479,310	200,568
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 12.061%, 12/31/17	9/19/07	19,064,691	22,279,005	3,214,314
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12	6/30/11	9,677,546	9,293,413	(384,133)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%, 5/22/15	5/21/08	173,895	126,720	(47,175)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%, 5/22/15	6/12/08	297,596	221,701	(75,895)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%, 5/22/15	6/18/08	4,615,780	3,342,707	(1,273,073)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%, 5/22/15	7/8/08	336,091	243,612	(92,479)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%, 5/22/15	7/15/08	244,584	176,989	(67,595)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%, 5/22/15	8/8/08	158,390	113,034	(45,356)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%, 5/22/15	8/22/08	28,080	20,816	(7,264)
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11	6/27/01	19,289,970	4,743,703	(14,546,267)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30	4/9/99	15,000,000	150	(14,999,850)
Eirles Two Ltd. Sec. Nts., Series 324, 3.635%, 4/30/12	4/17/07	15,005,711	13,612,500	(1,393,211)
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12	9/17/07	17,416,217	16,646,000	(770,217)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25	8/17/00	2,730,094	—	(2,730,094)
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	5/24/11	6,310,000	5,868,300	(441,700)
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11	6/8/99-12/31/04	3,846,847	—	(3,846,847)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.479%, 2/8/37	1/18/07	23,606,279	4,345,916	(19,260,363)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.445%, 12/20/17	12/13/07-10/23/09	22,926,635	18,516,000	(4,410,635)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	4/18/08-10/1/08	19,017,779	2,020,727	(16,997,052)

55 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.937%, 9/17/13	10/23/08	$32,781,486	$33,142,263	$360,777
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.152%, 8/15/22	11/6/07	18,648,328	13,860,000	(4,788,328)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.452%, 8/15/22	6/8/07	17,780,000	11,201,400	(6,578,600)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.452%, 8/15/22	6/8/07	17,780,000	10,668,000	(7,112,000)
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18	7/20/10	3,550,000	3,727,500	177,500
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	3,369,009	3,099,449	(269,560)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/1/11	5,220,979	4,627,473	(593,506)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13	2/28/11	6,400,616	5,637,066	(763,550)
JPMorgan Hipotecaria su Casita, 7.809% Sec. Nts., 8/26/35	3/21/07	1,834,690	1,604,811	(229,879)
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/20/07	4,982,609	2,301,701	(2,680,908)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.787%, 3/24/14	2/23/01	3,209,935	43,653	(3,166,282)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	3,387,746	3,885,131	497,385
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	300,000	255,000	(45,000)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	4,377,854	358,010	(4,019,844)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	10,532,095	—	(10,532,095)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	960,268	954,980	(5,288)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-9/23/10	9,359,978	9,588,800	228,822
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12	9/16/11	3,973,853	3,873,983	(99,870)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.268%, 12/7/11	9/5/11	3,390,927	3,236,490	(154,437)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	5,261,224	2,999,500	(2,261,724)

		$458,754,986	$305,085,112	$(153,669,874)

5.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the

56 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $41,530,814 or 0.49% of the Fund’s net assets as of September 30, 2011.

7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8.	When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See Note 1 of the accompanying Notes.

9.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $37,739,364 See Note 6 of the accompanying Notes.

10.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $14,052,837. See Note 5 of the accompanying Notes.

11.	Zero coupon bond reflects effective yield on the date of purchase.

12.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13.	Interest or dividend is paid-in-kind, when applicable.

14.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

16.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Principal					Principal
	Amount/Shares	Gross		Gross		Amount/Shares
	September 30, 2010	Additions		Reductions		September 30, 2011

American Media Operations, Inc.[a]	—	535,548	[b]	—		535,548
American Media Operations, Inc.	—	535,548	[c]	535,548	[b]	—
American Media Operations, Inc., 13.50% 2nd Lien Nts., 6/15/18	—	2,371	[c]	2,371		—
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13	2,261	101		2,362	[c]	—
American Media Operations, Inc., 9.17% Sr. Sub. Nts., 11/1/13	21,831,214	—		21,831,214	[c]	—
Arco Capital Corp. Ltd.	2,494,716	—		—		2,494,716
Greektown Holdings LLC, Preferred Stock	109,250	—		109,250	[c]	—
Greektown Superholdings, Inc.	8,267	—		—		8,267
Greektown Superholdings, Inc., Series A-1	—	109,250	[c]	—		109,250
Oppenheimer Institutional Money Market Fund, Cl. E	415,669,338	2,295,651,185		1,953,505,900		757,814,623
Oppenheimer Master Event-Linked Bond Fund, LLC	3,292,391	12,836,880		857,036		15,272,235
Oppenheimer Master Loan Fund, LLC	105,623,787	—		7,002,594		98,621,193
Oppenheimer Short Duration Fund, Cl. Y	—	2,000,139		—		2,000,139

57 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

					Realized
	Value		Income		Gain (Loss)

American Media Operations, Inc.[a]	$—	[d]	$—		$—
American Media Operations, Inc.	—		—		—
American Media Operations, Inc., 13.50% 2nd Lien Nts., 6/15/18	—		30		177
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13	—		54		—
American Media Operations, Inc., 9.17% Sr. Sub. Nts., 11/1/13	—		601,083		—
Arco Capital Corp. Ltd.	4,989,432		—		—
Greektown Holdings LLC, Preferred Stock	—		—		—
Greektown Superholdings, Inc.	545,539		—		—
Greektown Superholdings, Inc., Series A-1	7,750,195		—		—
Oppenheimer Institutional Money Market Fund, Cl. E	757,814,623		754,978		—
Oppenheimer Master Event-Linked Bond Fund, LLC	171,047,180		10,157,495	[e]	(8,641,101)[e]
Oppenheimer Master Loan Fund, LLC	1,139,571,008		98,948,591	[f]	6,154,092 [f]
Oppenheimer Short Duration Fund, Cl. Y	20,001,386		9,233		—

	$2,101,719,363		$110,471,464		$(2,486,832)

a.	No longer an affiliate as of September 30, 2011.

b.	Due to mandatory exchange.

c.	All or a portion is the result of a corporate action.

d.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

e.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

f.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17.	Non-income producing security.

18.	Rate shown is the 7-day yield as of September 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$36,270,548	$35,729,400	$71,999,948
Mortgage-Backed Obligations	—	1,652,943,955	3,915,722	1,656,859,677
U.S. Government Obligations	—	296,850,331	—	296,850,331
Foreign Government Obligations	—	1,759,743,013	—	1,759,743,013
Loan Participations	—	34,638,760	—	34,638,760
Corporate Bonds and Notes	—	2,229,022,135	—	2,229,022,135
Preferred Stocks	—	15,259,562	7,750,195	23,009,757

58 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value: Continued
Common Stocks	$27,439,250	$21,774,303	$577,539	$49,791,092
Rights, Warrants and Certificates	—	—	1,125	1,125
Structured Securities	—	446,752,926	36,866,280	483,619,206
Options Purchased	667,981	60,586,157	—	61,254,138
Investment Companies	777,816,009	1,310,618,188	—	2,088,434,197

Total Investments, at Value	805,923,240	7,864,459,878	84,840,261	8,755,223,379
Other Financial Instruments:
Appreciated swaps, at value	—	30,869,718	—	30,869,718
Futures margins	7,296,465	—	—	7,296,465
Foreign currency exchange contracts	—	70,834,616	—	70,834,616

Total Assets	$813,219,705	$7,966,164,212	$84,840,261	$8,864,224,178

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(11,877,779)	$—	$(11,877,779)
Depreciated swaps, at value	—	(29,333,746)	—	(29,333,746)
Appreciated options written, at value	(379,256)	(744,093)	—	(1,123,349)
Depreciated options written, at value	(283,291)	(8,436,869)	—	(8,720,160)
Futures margins	(1,083,265)	—	—	(1,083,265)
Foreign currency exchange contracts	—	(78,952,248)	—	(78,952,248)
Depreciated swaptions written, at value	—	(502,903)	—	(502,903)

Total Liabilities	$(1,745,812)	$(129,847,638)	$—	$(131,593,450)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers	Transfers		Transfers	Transfers
	out of	into		out of	into
	Level 1	Level 2		Level 2	Level 3

Assets Table
Investments, at Value:
Mortgaged-Backed Obligations	$—	$—		$(4,560,487)[a]	$4,560,487	[a]
Common Stocks	(3,691,388)[b]	3,691,388	[b]	—	—
Structured Securities	—	—		(39,391,760)[a]	39,391,760	[a]
Investment Companies	(1,213,381,065)[c]	1,213,381,065	[c]	—	—

Total Assets	$(1,217,072,453)	$1,217,072,453		$(43,952,247)	$43,952,247

a.	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

b.	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

c.	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

59 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
	Value as of		Unrealized	(Amortization)
	September 30,	Realized	Appreciation/	of Premium/
	2010	Gain (Loss)	Depreciation	Discount[1]

Assets Table
Investments, at Value:
Asset Backed Securities	$27,067,631	$(3,083,861)	$11,619,788	$125,842
Mortgage-Backed Obligations	—	—	(683,392)	38,627
Foreign Government Obligations	11,895,689	—	—	—
Corporate Bonds and Notes	1,124	(27,754,384)	27,753,260	—
Preferred Stocks	11,580,500	(15,761,480)	11,931,175	—
Common Stocks	5,767,297	(243,381)	57,289	—
Rights, Warrants, and Certificates	40	(30,592)	31,677	—
Structured Securities	7,158,320	—	(21,654,658)	(4,732,794)

Total Assets	$63,470,601	$(46,873,698)	$29,055,139	$(4,568,325)

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$(553,713,724)	$—	$82,115	$—

Total Liabilities	$(553,713,724)	$—	$82,115	$—

	Net	Transfers in	Value as of
	Purchases/Repayments	and/or out	September 30,
	(Sales/Borrowings)	of Level 3	2011

Assets Table
Investments, at Value: Continued
Asset Backed Securities	$—	$—	$35,729,400
Mortgage-Backed Obligations	—	4,560,487	3,915,722
Foreign Government Obligations	—	(11,895,689)	—
Corporate Bonds and Notes	—	—	—
Preferred Stocks	—	—	7,750,195
Common Stocks	—	(5,003,666)	577,539
Rights, Warrants, and Certificates	—	—	1,125
Structured Securities	4,807,963	51,287,449	36,866,280

Total Assets	$4,807,963	$38,948,581	$84,840,261

Liabilities Table
Other Financial Instruments:
TALF loans, at value	$553,631,609	$—	$—

Total Liabilities	$553,631,609	$—	$—

1.	Included in net investment income.
The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2011 includes:

Change in unrealized
appreciation/depreciation

Asset-Backed Securities	$8,535,958
Mortgaged-Backed Obligations	380,557
Preferred Stocks	(3,174,805)
Common Stocks	(186,091)
Rights,Warrants and Certificates	1,125
Structured Securities	(9,783,627)

$(4,226,883)

60 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$5,576,991,400	63.7%
Brazil	422,162,245	4.8
Indonesia	273,617,256	3.1
Mexico	262,105,246	3.0
Russia	230,489,066	2.6
South Africa	224,707,696	2.6
Japan	178,159,735	2.0
Poland	117,463,953	1.4
Colombia	113,247,280	1.3
Ukraine	109,719,693	1.3
Peru	97,527,426	1.1
Turkey	94,713,020	1.1
Venezuela	72,425,263	0.8
Supranational	72,276,976	0.8
Hungary	71,837,075	0.8
Kazakhstan	68,182,659	0.8
United Kingdom	64,854,295	0.8
Argentina	63,020,648	0.7
Canada	58,292,403	0.7
India	53,732,895	0.6
Philippines	50,469,730	0.6
The Netherlands	42,512,131	0.5
Korea, Republic of South	38,333,522	0.4
Uruguay	36,866,400	0.4
Malaysia	34,593,807	0.4
Germany	33,837,327	0.4
Italy	26,852,117	0.3
Australia	23,747,780	0.3
New Zealand	22,718,067	0.3
Dominican Republic	20,089,495	0.2
Israel	18,855,755	0.2
Panama	17,976,196	0.2
Spain	17,951,812	0.2
Chile	16,890,232	0.2
Ghana	15,533,223	0.2
Luxembourg	12,944,761	0.2
China	11,456,550	0.1
Sri Lanka	10,915,536	0.1
Trinidad & Tobago	10,482,075	0.1
Belgium	10,291,951	0.1
Qatar	10,076,275	0.1
Costa Rica	7,531,371	0.1
Austria	6,442,338	0.1
France	6,341,346	0.1
Nigeria	6,080,000	0.1

61 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings Continued

	Value	Percent

Norway	$4,441,801	0.1%
Denmark	3,370,392	—
Sweden	2,783,283	—
Finland	2,575,441	—
European Union	2,260,887	—
Greece	2,084,496	—
Singapore	1,613,352	—
Ivory Coast	777,700	—

Total	$8,755,223,379	100.0%

Foreign Currency Exchange Contracts as of September 30, 2011 are as follows:

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Brazilian Real (BRR)	Sell	16,440	BRR	10/4/11	$8,734,536	$716,456	$—
British Pound Sterling (GBP)	Buy	1,745	GBP	10/3/11	2,721,078	—	18,572
British Pound Sterling (GBP)	Sell	1,745	GBP	10/3/11	2,721,078	—	43,375
Canadian Dollar (CAD)	Sell	1,290	CAD	11/22/11	1,229,483	60,103	—
Chilean Peso (CLP)	Buy	3,075,000	CLP	10/5/11	5,913,136	—	712,591
Chinese Renminbi (Yuan) (CNY)	Buy	219,630	CNY	8/15/12-8/16/12	34,654,086	—	391,174
Chinese Renminbi (Yuan) (CNY)	Sell	109,170	CNY	11/30/11	17,106,977	—	6,414
Euro (EUR)	Buy	6,440	EUR	10/3/11	8,627,769	—	156,391
Euro (EUR)	Sell	27,670	EUR	10/3/11-12/9/11	37,064,194	677,522	—
Hungarian Forint (HUF)	Sell	5,053,000	HUF	10/11/11	23,078,602	1,699,077	—
Indonesia Rupiah (IDR)	Sell	117,694,000	IDR	10/17/11	12,781,333	218,256	—
Japanese Yen (JPY)	Buy	458,000	JPY	10/3/11	5,938,276	—	60,414
Japanese Yen (JPY)	Sell	458,000	JPY	10/3/11	5,938,276	19,060	—
Malaysian Ringgit (MYR)	Buy	126,635	MYR	10/11/11	39,647,751	—	2,418,088
Malaysian Ringgit (MYR)	Sell	32,910	MYR	10/19/11	10,300,162	329,683	—
Mexican Nuevo Peso (MXN)	Buy	2,900	MXN	11/22/11	208,003	—	25,680
Mexican Nuevo Peso (MXN)	Sell	174,020	MXN	12/15/11	12,457,118	1,413,124	—
New Zealand Dollar (NZD)	Sell	10,700	NZD	10/26/11	8,141,732	645,964	—
Peruvian New Sol (PEN)	Sell	20,940	PEN	10/17/11	7,532,361	112,765	—
Philippines Peso (PHP)	Buy	392,130	PHP	10/17/11-10/24/11	8,958,755	—	11,174
Philippines Peso (PHP)	Sell	482,000	PHP	11/29/11	10,988,886	78,853	—
Polish Zloty (PLZ)	Sell	20,140	PLZ	10/11/11	6,073,343	—	29,288
Singapore Dollar (SGD)	Buy	62,250	SGD	10/11/11	47,596,316	—	3,336,428
Singapore Dollar (SGD)	Sell	62,250	SGD	8/15/12-8/16/12	47,782,690	3,934,932	—
South African Rand (ZAR)	Sell	115,660	ZAR	11/15/11	14,226,498	1,237,929	—
South Korean Won (KRW)	Sell	16,947,000	KRW	10/26/11-1/25/12	14,346,424	111,377	141,139

						11,255,101	7,350,728

Banc of America EM
Peruvian New Sol (PEN)	Sell	41,900	PEN	10/26/11	15,053,201	—	135,533
62 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Barclay’s Capital:
Australian Dollar (AUD)	Sell	7,905	AUD	10/26/11-11/22/11	$7,619,987	$495,835	$—
British Pound Sterling (GBP)	Buy	1,565	GBP	10/4/11	2,440,368	4,446	—
British Pound Sterling (GBP)	Sell	1,565	GBP	10/4/11	2,440,368	—	22,443
Euro (EUR)	Buy	5,740	EUR	10/4/11	7,689,910	—	53,350
Euro (EUR)	Sell	7,790	EUR	10/4/11-11/22/11	10,435,567	102,695	290
Hungarian Forint (HUF)	Buy	2,487,000	HUF	10/11/11	11,358,893	—	1,949,530
Hungarian Forint (HUF)	Sell	1,256,000	HUF	6/12/12	5,604,032	875,204	—
Japanese Yen (JPY)	Buy	998,000	JPY	11/1/11	12,945,023	—	67,220
Japanese Yen (JPY)	Sell	1,012,000	JPY	10/11/11	13,122,727	4,428	—
New Turkish Lira (TRY)	Buy	34,635	TRY	10/19/11	18,580,553	6,565	533,068
New Turkish Lira (TRY)	Sell	7,765	TRY	10/4/11	4,175,661	—	7,429
New Zealand Dollar (NZD)	Sell	20,375	NZD	10/26/11	15,503,533	1,265,418	—
Polish Zloty (PLZ)	Sell	71,815	PLZ	10/11/11	21,656,261	2,012,703	—
Russian Ruble (RUR)	Buy	459,540	RUR	10/7/11-10/24/11	14,251,655	—	2,056,320
Russian Ruble (RUR)	Sell	35,330	RUR	12/15/11	1,081,483	66,620	—
South African Rand (ZAR)	Buy	530,985	ZAR	11/10/11	65,359,291	—	10,301,154
South African Rand (ZAR)	Sell	492,105	ZAR	10/11/11	60,844,048	9,132,300	—
South Korean Won (KRW)	Buy	1,003,000	KRW	11/8/11	849,216	—	90,803
Swedish Krona (SEK)	Buy	453,640	SEK	11/10/11-11/22/11	65,971,566	—	3,888,706

						13,966,214	18,970,313
Citigroup:
Australian Dollar (AUD)	Sell	11,840	AUD	10/26/11	11,416,590	650,130	—
Canadian Dollar (CAD)	Sell	8,575	CAD	10/11/11	8,180,744	462,686	—
Chilean Peso (CLP)	Buy	591,000	CLP	11/22/11	1,128,923	—	113,587
Chilean Peso (CLP)	Sell	824,000	CLP	10/5/11-11/22/11	1,580,375	175,162	—
Colombian Peso (COP)	Buy	1,000	COP	10/7/11	518	—	38
Euro (EUR)	Buy	638	EUR	10/3/11	855,254	—	11,354
Euro (EUR)	Sell	35,565	EUR	11/10/11-1/23/12	47,632,545	1,076,557	—
Hungarian Forint (HUF)	Sell	761,000	HUF	6/12/12	3,395,437	507,710	—
Mexican Nuevo Peso (MXN)	Buy	53,200	MXN	12/15/11	3,808,290	—	21,879
Norwegian Krone (NOK)	Buy	375,790	NOK	11/10/11	63,885,307	—	4,440,147
Philippines Peso (PHP)	Sell	265,130	PHP	10/24/11-11/29/11	6,044,806	47,326	—
Polish Zloty (PLZ)	Sell	9,760	PLZ	10/11/11	2,943,189	537,909	—
Russian Ruble (RUR)	Sell	33,420	RUR	10/24/11	1,033,636	165,933	—

						3,623,413	4,587,005

Citigroup EM:
Brazilian Real (BRR)	Sell	65,350	BRR	1/4/12	34,070,463	1,591,201	—
Chilean Peso (CLP)	Buy	5,328,000	CLP	11/14/11-12/5/11	10,161,994	—	169,147
Chilean Peso (CLP)	Sell	7,151,000	CLP	10/5/11-11/22/11	13,733,401	343,182	—
Colombian Peso (COP)	Buy	37,144,000	COP	10/7/11-11/22/11	19,226,874	—	1,527,661
Egyptian Pounds (EGP)	Buy	46,390	EGP	10/11/11	7,754,463	26,808	—
Indonesia Rupiah (IDR)	Buy	172,012,000	IDR	10/11/11	18,788,011	—	1,302,155
Mexican Nuevo Peso (MXN)	Sell	227,700	MXN	10/18/11	16,388,465	1,139,459	—

						3,100,650	2,998,963
63 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Credit Suisse:
Australian Dollar (AUD)	Sell	7,135	AUD	10/26/11	$6,879,845	$465,066	$—
Chilean Peso (CLP)	Buy	6,430,000	CLP	10/5/11-11/22/11	12,357,202	—	1,530,944
Chilean Peso (CLP)	Sell	392,000	CLP	10/24/11	751,718	—	760
Colombian Peso (COP)	Sell	2,250,000	COP	11/22/11	1,161,851	84,687	—
Euro (EUR)	Sell	177	EUR	10/4/11-10/5/11	237,545	1,271	—
Japanese Yen (JPY)	Buy	448,000	JPY	10/4/11	5,808,701	—	70,564
Japanese Yen (JPY)	Sell	497,298	JPY	10/4/11-10/5/11	6,447,903	24,124	—
Malaysian Ringgit (MYR)	Buy	87,600	MYR	10/31/11	27,403,289	—	1,786,008
Mexican Nuevo Peso (MXN)	Sell	209,790	MXN	10/18/11	15,099,412	1,805,358	—
New Turkish Lira (TRY)	Buy	126,425	TRY	10/4/11-11/10/11	67,614,863	—	3,393,655
New Zealand Dollar (NZD)	Buy	12,505	NZD	10/26/11	9,515,174	—	1,303,902
Russian Ruble (RUR)	Sell	1,445,000	RUR	11/7/11	44,575,588	4,703,975	—
South African Rand (ZAR)	Sell	289,540	ZAR	10/11/11	35,798,835	3,936,818	—
Swedish Krona (SEK)	Buy	8,000	SEK	11/22/11	1,162,736	1,132	92,152
Swiss Franc (CHF)	Sell	2,460	CHF	11/22/11	2,716,925	32,911	1,918

						11,055,342	8,179,903

Credit Suisse EM
Chilean Peso (CLP)	Sell	2,955,000	CLP	10/5/11	5,682,379	467,465	—

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	6,550	AUD	10/26/11	6,315,765	—	562,056
Australian Dollar (AUD)	Sell	2,060	AUD	10/11/11	1,990,444	161,597	—
British Pound Sterling (GBP)	Sell	5,350	GBP	10/11/11	8,341,866	192,903	—
Chinese Renminbi (Yuan) (CNY)	Buy	105,780	CNY	1/6/12	16,587,200	168,633	—
Danish Krone (DKK)	Sell	1,780	DKK	10/4/11	320,394	5,752	—
Euro (EUR)	Sell	36,290	EUR	10/11/11	48,615,332	2,316,630	—
Japanese Yen (JPY)	Buy	572,000	JPY	10/26/11	7,418,752	—	24,706
Japanese Yen (JPY)	Sell	572,000	JPY	10/26/11	7,418,752	—	469,372
New Zealand Dollar (NZD)	Sell	10,705	NZD	10/26/11	8,145,537	625,926	—
Norwegian Krone (NOK)	Sell	100,300	NOK	11/28/11	17,035,796	386,624	—
Philippines Peso (PHP)	Buy	367,000	PHP	10/17/11	8,384,681	11,421	—
Polish Zloty (PLZ)	Buy	215,230	PLZ	11/10/11	64,693,687	—	9,974,136
Swiss Franc (CHF)	Sell	23,065	CHF	10/11/11-10/26/11	25,458,915	1,354,909	—

						5,224,395	11,030,270

Deutsche Bank EM:
Chinese Renminbi (Yuan) (CNY)	Buy	63,935	CNY	9/28/12	10,098,710	68,117	—
Chinese Renminbi (Yuan) (CNY)	Sell	105,780	CNY	1/6/12	16,587,200	—	66,799
Russian Ruble (RUR)	Sell	23,510	RUR	12/15/11	719,662	10,659	234
Singapore Dollar (SGD)	Sell	21,920	SGD	10/31/11	16,760,610	285,419	—

						364,195	67,033

Goldman Sachs EM:
Brazilian Real (BRR)	Sell	132,685	BRR	11/3/11-1/4/12	69,179,711	3,313,588	—
Chinese Renminbi (Yuan) (CNY)	Buy	78,050	CNY	9/28/12	12,328,214	69,693	—
Hungarian Forint (HUF)	Sell	2,633,000	HUF	10/11/11	12,025,719	1,912,135	—
Malaysian Ringgit (MYR)	Buy	138,745	MYR	10/12/11	43,437,374	—	2,687,958
64 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Goldman Sachs EM: Continued
Mexican Nuevo Peso (MXN)	Buy	87,245	MXN	10/18/11	$6,279,366	$—	$85,862
New Turkish Lira (TRY)	Sell	12,710	TRY	10/19/11	6,818,502	251,906	—
Polish Zloty (PLZ)	Sell	40,930	PLZ	10/11/11	12,342,697	426,580	—
South African Rand (ZAR)	Buy	79,660	ZAR	10/14/11	9,844,711	—	331,008
South African Rand (ZAR)	Sell	265,400	ZAR	11/15/11	32,644,930	3,117,336	—

						9,091,238	3,104,828

Goldman, Sachs & Co.:
British Pound Sterling (GBP)	Sell	9,140	GBP	10/26/11	14,249,115	490,147	34,401
Canadian Dollar (CAD)	Buy	2,870	CAD	11/10/11	2,736,071	—	200,621
Canadian Dollar (CAD)	Sell	748	CAD	10/3/11	713,318	12,997	—
Euro (EUR)	Buy	48,230	EUR	11/10/11	64,599,028	—	3,887,572
Hungarian Forint (HUF)	Buy	588,000	HUF	10/11/11	2,685,577	—	385,242
Japanese Yen (JPY)	Buy	172,000	JPY	11/22/11	2,231,716	—	21,035
Japanese Yen (JPY)	Sell	3,923,000	JPY	1/23/12	50,956,008	325,038	—
Norwegian Krone (NOK)	Buy	100,300	NOK	11/28/11	17,035,796	—	152,607
Norwegian Krone (NOK)	Sell	10,700	NOK	11/22/11	1,817,928	56,632	—

						884,814	4,681,478

HSBC EM:
Brazilian Real (BRR)	Buy	32,690	BRR	11/3/11-1/4/12	17,227,474	—	732,603
Chinese Renminbi (Yuan) (CNY)	Buy	84,970	CNY	9/28/12	13,421,247	77,968	—

						77,968	732,603

JP Morgan Chase:
Philippines Peso (PHP)	Sell	473,000	PHP	1/23/12	10,755,649	—	17,851
Swiss Franc (CHF)	Buy	21,275	CHF	10/26/11	23,483,654	—	4,060,008

						—	4,077,859

JP Morgan EM:
Chilean Peso (CLP)	Buy	4,624,000	CLP	11/14/11	8,842,008	—	764,307
Chinese Renminbi (Yuan) (CNY)	Buy	170,230	CNY	9/28/12	26,888,300	172,983	—
Colombian Peso (COP)	Sell	58,670,000	COP	10/7/11-10/14/11	30,373,787	2,517,952	—
Egyptian Pounds (EGP)	Sell	29,220	EGP	10/11/11	4,884,359	—	42,602
Indonesia Rupiah (IDR)	Buy	169,832,642	IDR	10/3/11-12/19/11	17,950,795	71	1,086,261
Indonesia Rupiah (IDR)	Sell	216,040,253	IDR	10/3/11-10/17/11	23,461,582	357,673	—
Malaysian Ringgit (MYR)	Sell	114,030	MYR	12/20/11	35,623,190	1,160,680	—
Russian Ruble (RUR)	Buy	45,310	RUR	10/7/11	1,405,492	—	169,877
Russian Ruble (RUR)	Sell	1,035,900	RUR	10/11/11	32,110,940	4,273,668	—
South Korean Won (KRW)	Sell	17,655,000	KRW	10/26/11-1/25/12	14,927,285	851,588	118,705

						9,334,615	2,181,752

Nomura Securities:
Australian Dollar (AUD)	Buy	17,265	AUD	11/30/11	16,580,582	—	370,368
Chinese Renminbi (Yuan) (CNY)	Buy	83,590	CNY	2/19/13	13,183,345	—	48,155
Mexican Nuevo Peso (MXN)	Sell	2,900	MXN	11/22/11	208,003	1,172	11
South Korean Won (KRW)	Buy	6,806,000	KRW	1/25/12	5,750,110	—	621,057
Swiss Franc (CHF)	Sell	60	CHF	11/22/11	66,266	7,281	—

						8,453	1,039,591
65 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

RBS Greenwich Capital:
Australian Dollar (AUD)	Sell	10	AUD	10/14/11	$9,658	$109	$—
Euro (EUR)	Buy	63,800	EUR	10/6/11	85,471,918	—	5,571,639
Euro (EUR)	Sell	7,150	EUR	10/26/11	9,577,295	204,119	—
Swiss Franc (CHF)	Buy	1,970	CHF	11/10/11	2,175,192	—	82,856

						204,228	5,654,495

Standard Chartered Bank EM:
Chinese Renminbi (Yuan) (CNY)	Buy	84,980	CNY	9/28/12	13,422,827	77,977	—
Malaysian Ringgit (MYR)	Sell	38,760	MYR	10/19/11	12,131,093	392,332	—

						470,309	—

Standard NY EM
Egyptian Pounds (EGP)	Buy	29,200	EGP	11/10/11	4,844,098	3,650	—

State Street:
New Turkish Lira (TRY)	Buy	31,530	TRY	11/29/11	16,808,201	—	126,932
Polish Zloty (PLZ)	Sell	20,190	PLZ	10/11/11	6,088,420	—	42,062
South African Rand (ZAR)	Buy	55,020	ZAR	10/14/11	6,799,598	—	211,284
South African Rand (ZAR)	Sell	104,760	ZAR	10/11/11-11/22/11	12,948,207	16,197	208,823
Swedish Krona (SEK)	Buy	170,540	SEK	10/26/11	24,820,469	—	2,825,622

						16,197	3,414,723

UBS Inv Bank EM:
Brazilian Real (BRR)	Buy	16,440	BRR	10/4/11	8,734,536	—	408,957
Brazilian Real (BRR)	Sell	43,560	BRR	11/3/11	22,971,416	1,110,849	—
Hong Kong Dollar (HKD)	Sell	133,090	HKD	11/30/11	17,102,800	—	19,392
Indonesia Rupiah (IDR)	Sell	48,623,000	IDR	10/20/11	5,265,093	219,404	—
New Taiwan Dollar (TWD)	Sell	519,000	TWD	10/31/11	17,041,015	59,479	—
Philippines Peso (PHP)	Sell	753,000	PHP	10/17/11	17,203,447	75,121	—

						1,464,853	428,349

UBS Investment Bank
Japanese Yen (JPY)	Buy	1,027,000	JPY	11/1/11	13,321,181	—	74,588

Westpac:
Australian Dollar (AUD)	Sell	520	AUD	11/22/11	499,836	13,751	—
New Zealand Dollar (NZD)	Buy	2,285	NZD	10/26/11	1,738,678	—	242,234
New Zealand Dollar (NZD)	Sell	3,260	NZD	10/26/11	2,480,565	207,765	—

						221,516	242,234

Total unrealized appreciation and depreciation						$70,834,616	$78,952,248

66 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts as of September 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Buy	74	12/16/11	$13,560,041	$(333,433)
Euro-BOBL	Sell	49	12/8/11	8,017,537	44,717
Euro-Bundesobligation, 10 yr.	Buy	103	12/8/11	18,834,782	(74,091)
Euro-Bundesobligation	Sell	74	12/8/11	13,531,785	(77,091)
FTSE 100 Index	Sell	324	12/16/11	25,719,619	658,534
Japan (Government of) Mini Bonds, 10 yr.	Buy	151	12/8/11	27,846,804	(596)
NASDAQ 100 E-Mini Index	Sell	621	12/16/11	26,510,490	2,283,241
NIKKEI 225 Index	Buy	51	12/8/11	2,868,047	(31,003)
NIKKEI 225 Index	Sell	228	12/8/11	25,717,620	(25,624)
Standard & Poor’s 500 E-Mini Index	Sell	1,859	12/16/11	104,661,700	3,631,166
U.S. Treasury Long Bonds, 20 yr.	Buy	2,480	12/20/11	353,710,000	10,471,814
U.S. Treasury Nts., 2 yr.	Buy	1,881	12/30/11	414,202,080	(489,961)
U.S. Treasury Nts., 2 yr.	Sell	134	12/30/11	29,507,219	29,823
U.S. Treasury Nts., 5 yr.	Sell	4,377	12/30/11	536,114,109	(77,902)
U.S. Treasury Nts., 10 yr.	Buy	1,615	12/20/11	210,101,406	1,450,842
U.S. Treasury Nts., 10 yr.	Sell	2,520	12/20/11	327,836,250	(861,099)
U.S. Treasury Ultra Bonds	Buy	806	12/20/11	127,851,750	10,847,087
United Kingdom Long Gilt	Buy	27	12/28/11	5,473,092	40,508

					$27,486,932

Written Options as of September 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Australian Dollar (AUD)	Call	11,010,000	$1.100	1/13/12	$69,764	$(23,942)	$45,822
Australian Dollar (AUD)	Call	7,155,000	1.100	1/13/12	60,918	(27,862)	33,056
Australian Dollar (AUD)	Call	7,150,000	1.100	1/13/12	57,200	(16,168)	41,032
Australian Dollar (AUD)	Call	3,575,000	1.100	1/17/12	23,595	(8,814)	14,781
Australian Dollar (AUD)	Call	3,540,000	1.100	11/10/11	17,134	(1,153)	15,981
Australian Dollar (AUD)	Put	11,010,000	0.920	1/13/12	187,912	(305,206)	(117,294)
Australian Dollar (AUD)	Put	7,155,000	0.949	1/13/12	143,037	(248,531)	(105,494)
Australian Dollar (AUD)	Put	7,150,000	0.959	1/13/12	150,150	(278,399)	(128,249)
Australian Dollar (AUD)	Put	3,575,000	0.923	1/17/12	63,778	(95,700)	(31,922)
Australian Dollar (AUD)	Put	3,540,000	0.980	11/10/11	86,730	(109,752)	(23,022)
Brazilian Real (BRR)	Put	68,910,000	1.850	11/22/11	291,471	(1,678,754)	(1,387,283)
Brazilian Real (BRR)	Put	22,970,000	1.850	11/22/11	29,799	(654,175)	(624,376)
Brazilian Real (BRR)	Put	22,890,000	1.850	11/28/11	114,450	(583,487)	(469,037)
British Pound Sterling (GBP)	Call	1,775,000	1.558	10/7/11	17,132	(22,072)	(4,940)
British Pound Sterling (GBP)	Call	1,655,000	1.563	10/5/11	16,059	(12,213)	3,846
British Pound Sterling (GBP)	Call	1,615,000	1.561	10/4/11	16,135	(11,185)	4,950
British Pound Sterling (GBP)	Call	1,605,000	1.565	10/6/11	14,764	(11,671)	3,093
British Pound Sterling (GBP)	Call	1,595,000	1.555	10/3/11	17,250	(15,408)	1,842
British Pound Sterling (GBP)	Put	1,775,000	1.558	10/7/11	16,630	(14,639)	1,991
British Pound Sterling (GBP)	Put	1,655,000	1.563	10/5/11	16,059	(10,531)	5,528
British Pound Sterling (GBP)	Put	1,615,000	1.561	10/4/11	16,135	(7,322)	8,813
British Pound Sterling (GBP)	Put	1,605,000	1.565	10/6/11	15,071	(16,986)	(1,915)
British Pound Sterling (GBP)	Put	1,595,000	1.555	10/3/11	17,250	(2,343)	14,907
67 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

Canadian Dollar (CAD) Futures	Put	53	$92.500		10/10/11	$13,388	$(6,890)	$6,498
Euro (EUR)	Call	3,580,000	1.460		1/18/12	62,983	(31,345)	31,638
Euro (EUR)	Call	3,575,000	1.450		1/13/12	59,043	(35,290)	23,753
Euro (EUR)	Call	6,800,000	1.357		10/4/11	84,617	(14,697)	69,920
Euro (EUR)	Call	6,740,000	1.350		10/7/11	81,527	(66,125)	15,402
Euro (EUR)	Call	6,250,000	1.364		10/5/11	74,850	(12,837)	62,013
Euro (EUR)	Call	6,150,000	1.362		10/6/11	76,065	(24,055)	52,010
Euro (EUR)	Call	6,120,000	1.350		10/3/11	79,864	(16,665)	63,199
Euro (EUR)	Put	3,580,000	1.290		1/18/12	66,733	(101,041)	(34,308)
Euro (EUR)	Put	3,575,000	1.275		1/13/12	71,289	(85,356)	(14,067)
Euro (EUR)	Put	69,530,000	1.250		11/2/11	286,942	(304,203)	(17,261)
Euro (EUR)	Put	38,490,000	1.250		11/2/11	156,043	(189,165)	(33,122)
Euro (EUR)	Put	6,800,000	1.357		10/4/11	84,617	(113,465)	(28,848)
Euro (EUR)	Put	6,740,000	1.350		10/7/11	80,355	(104,592)	(24,237)
Euro (EUR)	Put	6,250,000	1.364		10/5/11	74,850	(145,315)	(70,465)
Euro (EUR)	Put	6,150,000	1.362		10/6/11	76,065	(140,326)	(64,261)
Euro (EUR)	Put	6,120,000	1.350		10/3/11	79,864	(55,320)	24,544
Euro FX Futures	Put	198	1.285		11/7/11	246,364	(254,925)	(8,561)
Euro-Bundesobligation Futures	Call	542	138.000	EUR	10/3/11	14,010	(7,261)	6,749
Euro-Bundesobligation Futures	Call	457	140.000	EUR	10/3/11	18,067	(6,123)	11,944
Euro-Bundesobligation Futures	Call	352	142.000	EUR	10/3/11	28,409	(4,716)	23,693
Japanese Yen (JPY)	Call	456,000,000	76.400		10/3/11	39,064	(3,434)	35,630
Japanese Yen (JPY)	Call	325,500,000	73.000		11/17/11	42,352	(14,485)	27,867
Japanese Yen (JPY)	Put	456,000,000	76.400		10/3/11	39,064	(48,395)	(9,331)
Japanese Yen (JPY) Futures	Put	429	123.500		10/10/11	41,309	(26,813)	14,496
Japanese Yen (JPY) Futures	Put	108	126.500		10/10/11	20,842	(21,600)	(758)
Mexican Nuevo Peso (MXN) Call		231,820,000	12.330		1/18/12	326,955	(151,140)	175,815
Mexican Nuevo Peso (MXN) Call		231,535,000	12.315		1/18/12	206,812	(138,627)	68,185
Mexican Nuevo Peso (MXN) Call		361,600,000	11.650		11/18/11	214,477	(7,919)	206,558
Mexican Nuevo Peso (MXN) Put		263,220,000	14.000		1/18/12	391,070	(989,260)	(598,190)
Mexican Nuevo Peso (MXN)	Put	263,220,000	14.000		1/18/12	315,488	(944,339)	(628,851)
New Zealand Dollar (NZD)	Put	10,735,000	0.753		1/13/12	159,946	(313,026)	(153,080)
New Zealand Dollar (NZD)	Put	10,725,000	0.740		1/17/12	148,327	(277,354)	(129,027)
New Zealand Dollar (NZD)	Put	10,505,000	0.737		1/17/12	140,038	(254,183)	(114,145)
South Korean Won (KRW)	Call	4,301,000,000	1,050.000		1/19/12	25,314	(8,903)	16,411
South Korean Won (KRW)	Put	5,197,000,000	1,272.000		1/19/12	88,577	(99,886)	(11,309)
South Korean Won (KRW)	Put	4,629,000,000	14.400	JPY	12/13/11	138,481	(333,901)	(195,420)
U.S. Treasury Nts. Futures, 10 yr.	Put	2,907	121.000		10/24/11	541,051	(45,422)	495,629
U.S. Treasury Nts. Futures, 10 yr.	Put	1,805	124.500		11/28/11	307,743	(282,031)	25,712
U.S. Treasury Nts. Futures, 10 yr.	Put	433	124.000		10/24/11	6,168	(6,766)	(598)

						$6,467,446	$(9,843,509)	$(3,376,063)

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
JPY	Japanese Yen
68 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Credit Default Swap Contracts as of September 30, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Carnival Corp.
Deutsche Bank AG	Buy	$18,190	1.00%	9/20/16	$(346,361)	$383,700	$37,339

	Total	18,190			(346,361)	383,700	37,339

CBS Corp.
Barclays Bank plc	Sell	18,170	1.00	9/20/16	(107,009)	(123,124)	(230,133)

	Total	18,170			(107,009)	(123,124)	(230,133)

CDX Emerging Market Index, Series 16:
Bank of America NA	Buy	55,395	5.00	12/20/16	4,987,704	(4,322,541)	665,163
Barclays Bank plc	Buy	54,605	5.00	12/20/16	4,894,732	(4,260,896)	633,836
HSBC Bank USA NA	Buy	30,280	5.00	12/20/16	2,430,812	(2,364,387)	66,425

	Total	140,280			12,313,248	(10,947,824)	1,365,424

Cisco Systems, Inc.
Barclays Bank plc	Buy	18,170	1.00	9/20/16	250,593	37,775	288,368

	Total	18,170			250,593	37,775	288,368

Constellation Energy Group, Inc.
Morgan Stanley Capital Services, Inc.	Sell	17,670	1.00	9/20/16	333,533	(364,678)	(31,145)

	Total	17,670			333,533	(364,678)	(31,145)

Expedia, Inc.
Goldman Sachs International	Sell	18,190	1.00	9/20/16	738,846	(979,269)	(240,423)

	Total	18,190			738,846	(979,269)	(240,423)

Federative Republic of Brazil:
Barclays Bank plc	Buy	14,985	1.00	9/20/16	(265,613)	644,295	378,682
Barclays Bank plc	Sell	7,360	1.00	3/20/16	33,519	(287,302)	(253,783)
Credit Suisse International	Sell	6,485	1.00	6/20/16	44,366	(266,086)	(221,720)
JPMorgan Chase Bank NA	Buy	7,485	1.00	9/20/16	(132,340)	321,825	189,485
Merrill Lynch International	Buy	7,495	1.00	9/20/16	(132,851)	322,255	189,404

	Total	43,810			(452,919)	734,987	282,068

GATX Corp.
Credit Suisse International	Sell	18,190	1.00	9/20/16	771,468	(1,210,602)	(439,134)

	Total	18,190			771,468	(1,210,602)	(439,134)

Hewlett-Packard Co.
Citibank NA	Buy	18,170	1.00	9/20/16	250,592	416,384	666,976

	Total	18,170			250,592	416,384	666,976

Ingersoll-Rand Co.
Deutsche Bank AG	Buy	18,190	1.00	9/20/16	497,798	(462,852)	34,946

	Total	18,190			497,798	(462,852)	34,946
69 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	$15,590	1.30%	3/24/13	$—	$(419,727)	$(419,727)

	Total	15,590			—	(419,727)	(419,727)

Japan:
Barclays Bank plc	Sell	4,670	1.00	3/20/16	393,087	(721,005)	(327,918)
JPMorgan Chase Bank NA	Sell	1,770	1.00	9/20/16	6,869	(12,573)	(5,704)
JPMorgan Chase Bank NA	Sell	1,785	1.00	9/20/16	6,186	(12,680)	(6,494)
JPMorgan Chase Bank NA	Sell	1,790	1.00	9/20/16	9,439	(12,715)	(3,276)

	Total	10,015			415,581	(758,973)	(343,392)

Republic of Hungary:
Barclays Bank plc	Sell	8,970	1.00	6/20/16	723,370	(1,446,809)	(723,439)
Merrill Lynch Capital
Services, Inc.	Sell	7,800	1.00	3/20/16	680,114	(1,204,247)	(524,133)

	Total	16,770			1,403,484	(2,651,056)	(1,247,572)

Republic of Peru
Deutsche Bank AG	Buy	7,680	1.71	12/20/16	—	49,382	49,382

	Total	7,680			—	49,382	49,382

Republic of the Philippines:
Barclays Bank plc	Buy	6,390	1.76	12/20/14	—	(24,143)	(24,143)
JPMorgan Chase Bank NA	Buy	9,590	1.74	12/20/14	—	(30,244)	(30,244)

	Total	15,980			—	(54,387)	(54,387)

Russian Federation:
Barclays Bank plc	Buy	11,990	1.00	9/20/16	(479,466)	1,043,933	564,467
Citibank NA	Buy	4,495	1.00	9/20/16	(257,713)	391,366	133,653
Credit Suisse International	Buy	2,995	1.00	9/20/16	(171,713)	260,766	89,053
Credit Suisse International	Buy	7,475	1.00	9/20/16	(372,447)	650,826	278,379
Goldman Sachs International	Buy	14,985	1.00	9/20/16	(588,859)	1,304,699	715,840
HSBC Bank USA NA	Buy	7,475	1.00	9/20/16	(369,065)	650,826	281,761
Merrill Lynch International	Buy	7,495	1.00	9/20/16	(297,987)	652,567	354,580
UBS AG	Buy	7,495	1.00	9/20/16	(436,466)	652,567	216,101
UBS AG	Buy	10,480	1.00	9/20/16	(430,484)	912,462	481,978

	Total	74,885			(3,404,200)	6,520,012	3,115,812

SLM Corp.:
Citibank NA	Sell	14,285	5.00	9/20/16	(1,179,244)	(316,783)	(1,496,027)
UBS AG	Sell	3,885	5.00	9/20/16	(320,711)	(86,154)	(406,865)

	Total	18,170			(1,499,955)	(402,937)	(1,902,892)
70 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Ukraine:
Citibank NA	Buy	$2,990	5.00	9/20/16	$(5,622)	$375,188	$369,566
HSBC Bank USA NA	Buy	5,995	5.00	9/20/16	(1,098)	752,259	751,161
UBS AG	Buy	3,000	5.00	9/20/16	4,541	376,443	380,984
UBS AG	Buy	2,995	5.00	9/20/16	7,922	375,816	383,738

	Total	14,980			5,743	1,879,706	1,885,449

United Mexican States:
Goldman Sachs International	Buy	7,495	1.00	9/20/16	(132,851)	338,639	205,788
Goldman Sachs International	Buy	7,485	1.00	9/20/16	(132,340)	338,187	205,847
JPMorgan Chase Bank NA	Buy	14,985	1.00	9/20/16	(269,181)	677,052	407,871

	Total	29,965			(534,372)	1,353,878	819,506

Walt Disney Co.
Barclays Bank plc	Buy	17,670	1.00	9/20/16	509,711	(467,103)	42,608

	Total	17,670			509,711	(467,103)	42,608

			Grand Total Buys		9,011,948	(2,954)	9,008,994
			Grand Total Sells		2,133,833	(7,463,754)	(5,329,921)

			Total Credit Default Swaps		$11,145,781	$(7,466,708)	$3,679,073

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on which the Fund	Payments for Selling Credit	Amount	Reference Asset
Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$105,980,000	$—	BBB –

Investment Grade Sovereign Debt	40,630,000	—	AA– to BBB –

Total	$146,610,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
71 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of September 30, 2011 are as follows:

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

BZDI:
Citibank NA	36,080 BRR	BZDI	11.540%	1/2/14	$535,659
Goldman Sachs International	40,510 BRR	BZDI	11.390	1/5/15	500,426
Goldman Sachs International	32,350 BRR	BZDI	11.520	1/2/14	473,142
Goldman Sachs International	37,860 BRR	BZDI	11.420	1/3/14	511,847

Total	146,800 BRR				2,021,074

ICP Average Nominal Rate:
Bank of America NA	15,150,000 CLP	ICP Average Nominal Rate	4.620	8/23/13	147,141
Citibank NA	6,200,000 CLP	ICP Average Nominal Rate	4.620	8/26/13	62,030
Credit Suisse International	3,340,000 CLP	ICP Average Nominal Rate	4.590	8/26/13	29,695
Deutsche Bank AG	6,080,000 CLP	ICP Average Nominal Rate	4.620	8/23/13	59,051

Total	30,770,000 CLP				297,917

MXN TIIE BANXICO:
Barclays Bank plc	323,200 MXN	MXN TIIE BANXICO	5.630	1/21/13	266,652
Citibank NA	322,500 MXN	MXN TIIE BANXICO	5.640	1/16/13	267,819
Credit Suisse International	49,800 MXN	MXN TIIE BANXICO	7.010	7/24/31	(226,729)
Deutsche Bank AG	674,000 MXN	MXN TIIE BANXICO	5.890	1/10/13	586,693
Goldman Sachs International	38,600 MXN	MXN TIIE BANXICO	7.000	7/24/31	(178,711)
Goldman Sachs International	824,500 MXN	MXN TIIE BANXICO	5.880	12/14/12	660,447
Goldman Sachs International	182,400 MXN	MXN TIIE BANXICO	5.080	9/23/13	66,116
Merrill Lynch Capital Services, Inc.	333,500 MXN	MXN TIIE BANXICO	5.875	12/6/12	266,445
Merrill Lynch Capital Services, Inc.	840,000 MXN	MXN TIIE BANXICO	5.735	11/29/12	590,731
Merrill Lynch Capital Services, Inc.	63,500 MXN	MXN TIIE BANXICO	6.990	7/24/31	(298,886)
Merrill Lynch Capital Services, Inc.	513,500 MXN	MXN TIIE BANXICO	5.750	12/5/12	365,822

Total	4,165,500 MXN				2,366,399
72 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW
Westpac Banking Corp.				Six-Month
	41,520	AUD	5.540%	AUD BBR BBSW	8/3/21	$(2,224,769)

Six-Month EUR EURIBOR:
Bank of America NA			Six-Month
	1,775	EUR	EUR EURIBOR	1.945%	9/8/16	(4,119)
Barclays Bank plc			Six-Month
	2,180	EUR	EUR EURIBOR	3.260	8/29/31	176,521
Goldman Sachs Capital Markets LP			Six-Month
	1,785	EUR	EUR EURIBOR	2.990	8/11/21	97,451
Goldman Sachs Capital Markets LP			Six-Month
	3,565	EUR	EUR EURIBOR	1.883	9/13/16	(20,772)
Goldman Sachs International			Six-Month
	2,130	EUR	EUR EURIBOR	3.265	8/29/31	174,667
Goldman Sachs International			Six-Month
	2,850	EUR	EUR EURIBOR	2.585	9/27/41	(125,803)
Goldman Sachs International			Six-Month
	2,260	EUR	EUR EURIBOR	3.234	8/30/31	168,041
Merrill Lynch International			Six-Month
	1,800	EUR	EUR EURIBOR	2.710	8/22/21	35,476

Total	18,345	EUR				501,462
Six-Month PLZ WIBOR WIBO:
JPMorgan Chase Bank NA				Six-Month PLZ
	40,970	PLZ	4.575	WIBOR WIBO	8/23/16	98,771
JPMorgan Chase Bank NA				Six-Month PLZ
	40,970	PLZ	4.590	WIBOR WIBO	8/23/16	90,632

Total	81,940	PLZ				189,403
Three-Month CAD BACDOR:
Merrill Lynch Capital Services, Inc.				Three-Month
	10,600	CAD	1.183	CAD BACDOR	8/18/14	(13,773)
JPMorgan Chase Bank NA				Three-Month
	14,385	CAD	1.320	CAD BACDOR	8/8/14	(59,438)
JPMorgan Chase Bank NA				Three-Month
	14,395	CAD	1.585	CAD BACDOR	8/4/14	(131,464)

Total	39,380	CAD				(204,675)
73 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Three-Month NZD BBR FRA
Barclays Bank plc	52,445	NZD	Three-Month NZD BBR FRA	5.150%	8/3/21	$2,347,317
Three-Month SEK STIBOR SIDE
Goldman Sachs International	287,940	SEK	3.215%	Three-Month SEK STIBOR SIDE	8/3/21	(2,639,193)

Three-Month USD BBA LIBOR
Barclays Bank plc	44,000		Three-Month USD BBA LIBOR	2.360	9/2/21	1,185,800
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	170,930	ZAR	7.040	Three-Month ZAR JIBAR SAFEX	1/21/14	(651,142)
Barclays Bank plc	169,280	ZAR	7.050	Three-Month ZAR JIBAR SAFEX	1/24/14	(647,015)

Total where Fund pays a fixed rate	340,210	ZAR				(1,298,157)

Barclays Bank plc	49,800	ZAR	Three-Month ZAR JIBAR SAFEX	7.480	8/17/21	(122,931)
Barclays Bank plc	66,880	ZAR	Three-Month ZAR JIBAR SAFEX	8.350	1/24/21	374,079
Barclays Bank plc	67,440	ZAR	Three-Month ZAR JIBAR SAFEX	8.310	1/21/21	356,798
Goldman Sachs International	543,310	ZAR	Three-Month ZAR JIBAR SAFEX	8.700	3/11/14	1,650,890
Goldman Sachs International	50,500	ZAR	Three-Month ZAR JIBAR SAFEX	7.480	8/17/21	(124,659)
HSBC Bank USA NA	49,800	ZAR	Three-Month ZAR JIBAR SAFEX	7.470	8/17/21	(122,931)
JPMorgan Chase Bank NA	548,640	ZAR	Three-Month ZAR JIBAR SAFEX	8.390	3/2/14	1,491,306

Total where Fund pays a variable rate	1,376,370	ZAR				3,502,552

Total	1,716,580	ZAR				2,204,395

				Total Interest Rate Swaps		$6,045,130

74 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Interest Rate Swap Contracts: Continued
Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BACDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FRA	Forward Rate Agreement
ICP	Indice Camara Promedio
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
75 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Total Return Swap Contracts as of September 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index:
Morgan Stanley & Co. International Ltd.	$7,205		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/6/12	$(246,738)
Morgan Stanley & Co. International Ltd.	34		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	9/14/12	(542)

				Reference Entity Total		(247,280)

Custom Basket of Securities:
Citibank NA	3,836	CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(68,258)
Citibank NA	17,707	SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(47,022)
76 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Citibank NA	9,758	EUR	One-Month EUR EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	$(850,862)
Citibank NA	7,349	GBP	One-Month GBPBBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(732,580)
Citibank NA	7,342	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(684)
Citibank NA	2,125,073	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/16/12	(122,204)
77 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Goldman Sachs International	$87,076		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	9/7/12	$(2,603,162)
Morgan Stanley & Co. International Ltd.	16,301	GBP	One-Month GBPBBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/1/12	(325,699)

					Reference Entity Total	(4,750,471)

Health Care Select Sector Index
UBS AG	6,707		One-Month USD BBA LIBOR plus 8 basis points and if negative, the absolute value of the Total Return of the Health Care Select Sector Index	If positive, the Total Return of the Health Care Select Sector Index	11/4/11	(277,909)
78 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Industrial Select Sector Index
UBS AG	$7,193	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Industrial Select Sector Index	If positive, the Total Return of the Industrial Select Sector Index	9/7/12	$(410,282)
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	6,832	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	609,751
Citibank NA	740	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	63,371
Goldman Sachs International	8,924	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/10/12	160,289
Goldman Sachs International	5,574	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/10/12	99,223
79 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs International	$11,196		If positive,the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 28 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	9/7/12	$826,205
Morgan Stanley & Co. International Ltd.	9,426		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/11	660,434
UBS AG	13,787		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/11	1,306,177

				Reference Entity Total		3,725,450

MSCI Daily TR Gross Europe Euro Index:
Citibank NA	1,241	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR minus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/6/12	14,830
80 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross Europe Euro Index: Continued
Goldman Sachs International	18,979	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	$(165,564)
Goldman Sachs International	3,263	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	(30,832)

				Reference Entity Total		(181,566)
MSCI Daily TR Net Brazil USD Index
UBS AG	9,007		One-Month USD BBA LIBOR plus 155 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Brazil USD Index	If positive, the Total Return of the MSCI Daily Net Brazil USD Index	9/7/12	(1,892,144)

MSCI Daily TR Net Emerging Markets Korea USD Index
UBS AG	8,796		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Korea US D Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea USD Index	9/7/12	(1,106,578)
81 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net France USD Index:
Goldman Sachs International	$9,136	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	$(1,022,741)
Goldman Sachs International	711	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(98,351)
Goldman Sachs International	726	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(91,902)

			Reference Entity Total		(1,212,994)
MSCI Daily TR Net Italy USD Index
Morgan Stanley & Co. International Ltd.	8,806	One-Month USD BBA LIBOR plus 29 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Italy USD Index	If positive, the Total Return of the MSCI Daily Net Italy USD Index	9/12/12	(928,897)
82 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Spain USD Index
Morgan Stanley & Co. International Ltd.	$8,788	One-Month USD BBA LIBOR minus 2 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	9/12/12	$(652,549)
S&P 400 Midcap Index
Morgan Stanley Capital Services, Inc.	21,401	If positive, the Total Return of the S&P 400 Midcap Index	One-Month USD BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the S&P 400 Midcap Index	9/7/12	1,329,047
S&P 500 Growth Index
Goldman Sachs International	21,634	One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the S&P 500 Growth Index	If positive, the Total Return of the S&P 500 Growth Index	9/7/12	(763,660)

			Total of Total Return Swaps		$(7,369,833)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona
83 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued
Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
EURIBOR	Euro Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TR	Total Return
Volatility Swaps as of September 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

AUD/CAD Spot Exchange Rate
Goldman Sachs International	48	AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the period 9/30/11-11/3/11	10.90%	11/7/11	$(31,711)
AUD/JPY Spot Exchange Rate:
BNP Paribas	48	AUD	23.40%	The Historic Volatility of the mid AUD/JPY spot exchange rate during the period 9/22/11- 10/25/11	10/27/11	(73,747)
Deutsche Bank AG	48	AUD	22.00	The Historic Volatility of the AUD/JPY spot exchange rate during the period 9/23/11- 10/25/11	10/27/11	(11,249)

					Reference Entity Total	(84,996)
AUD/NZD Spot Exchange Rate
Goldman Sachs International	47	AUD	9.75	The Historic Volatility of the mid AUD/NZD spot exchange rate during the period 9/27/11- 10/27/11	10/31/11	(14,827)
84 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

CHF/NOK Spot Exchange Rate:
Bank of America NA	40	CHF	15.50%	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/7/11- 10/7/11	10/11/11	$(4,060)
BNP Paribas	41	CHF	14.75	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/8/11- 10/10/11	10/12/11	41,209
Credit Suisse International	41	CHF	14.75	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/15/11- 10/17/11	10/19/11	(16,699)
Deutsche Bank AG	41	CHF	16.50	The Historic Volatility of the mid CHF/NOK Spot Exchange Rate during the period 9/14/11- 10/13/11	10/17/11	(95,967)
Goldman Sachs International	42	CHF	17.50	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/12/11- 10/12/11	10/14/11	(175,993)
JPMorgan Chase Bank NA	42	CHF	15.80	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/13/11- 10/13/11	10/17/11	(70,781)
Royal Bank of Scotland (The) plc	42	CHF	15.60	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/9/11- 10/11/11	10/13/11	4,977
85 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

CHF/NOK Spot Exchange Rate: Continued
Royal Bank of Scotland (The) plc	40	CHF	14.50%	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 9/6/11- 10/7/11	10/11/11	$39,303

				Reference Entity Total		(278,011)
EUR/CHF Spot Exchange Rate
Deutsche Bank AG	34	EUR	7.75	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 9/16/11- 10/18/11	10/20/11	41,286
EUR/GBP Spot Exchange Rate
BNP Paribas	33	EUR	The Historic Volatility of the mid EUR/GBPspot exchange rate during the period 9/1/11- 10/4/11	8.80%	10/6/11	(27,023)
GBP/NZD Spot Exchange Rate:
Bank of America NA	30	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 9/19/11- 10/19/11	14.10	10/21/11	(230,759)
Credit Suisse International	30	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 9/20/11- 10/20/11	13.40	10/24/11	(298,581)
Goldman Sachs International	30	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 9/21/11- 10/20/11	14.00	10/25/11	(310,934)

				Reference Entity Total		(840,274)
86 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

NZD/JPY Spot Exchange Rate:
Credit Suisse International	61	NZD	21.65%	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 9/29/11- 11/1/11	11/3/11	$(9,957)
JPMorgan Chase Bank NA	60	NZD	21.00	The Historic Volatility of the NZD/JPY spot exchange rate during the period 9/28/11- 10/27/11	10/31/11	34,841

Total where Fund pays a fixed rate						24,884

Bank of America NA	55	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 9/2/11- 10/4/11	15.75%	10/6/11	(411,822)

Total where Fund pays a variable rate						(411,822)

				Reference Entity Total		(386,938)
USD/JPY Spot Exchange Rate
Goldman Sachs International	47		The Historic Volatility of the mid USD/JPY spot exchange rate during the period 9/26/11- 10/26/11	11.80	10/28/11	72,098

				Total Volatility Swaps		$(1,550,396)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
NZD	New Zealand Dollar
Abbreviations are as follows:

CAD	Canadian Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
87 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2011 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Bank of America NA:
	Credit Default Buy Protection	$55,395		$(4,322,541)
	Interest Rate	15,150,000	CLP	147,141
	Interest Rate	1,775	EUR	(4,119)
	Volatility	40	CHF	(4,060)
	Volatility	30	GBP	(230,759)
	Volatility	55	NZD	(411,822)

				(4,826,160)
Barclays Bank plc:
	Credit Default Buy Protection	123,810		(3,026,139)
	Credit Default Sell Protection	39,170		(2,578,240)
	Interest Rate	2,180	EUR	176,521
	Interest Rate	323,200	MXN	266,652
	Interest Rate	52,445	NZD	2,347,317
	Interest Rate	44,000		1,185,800
	Interest Rate	524,330	ZAR	(690,211)

				(2,318,300)
BNP Paribas:
	Volatility	48	AUD	(73,747)
	Volatility	41	CHF	41,209
	Volatility	33	EUR	(27,023)

				(59,561)
Citibank NA:
	Credit Default Buy Protection	25,655		1,182,938
	Credit Default Sell Protection	14,285		(316,783)
	Interest Rate	36,080	BRR	535,659
	Interest Rate	6,200,000	CLP	62,030
	Interest Rate	322,500	MXN	267,819
	Total Return	3,836	CHF	(68,258)
	Total Return	7,342	DKK	(684)
	Total Return	10,999	EUR	(836,032)
	Total Return	7,349	GBP	(732,580)
	Total Return	2,125,073	JPY	(122,204)
	Total Return	17,707	SEK	(47,022)
	Total Return	7,572		673,122

				598,005
Credit Suisse International:
	Credit Default Buy Protection	10,470		911,592
	Credit Default Sell Protection	24,675		(1,476,688)
	Interest Rate	3,340,000	CLP	29,695
	Interest Rate	49,800	MXN	(226,729)
88 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Credit Suisse International: Continued
	Volatility	41	CHF	$(16,699)
	Volatility	30	GBP	(298,581)
	Volatility	61	NZD	(9,957)

				(1,087,367)
Deutsche Bank AG:
	Credit Default Buy Protection	44,060		(29,770)
	Interest Rate	6,080,000	CLP	59,051
	Interest Rate	674,000	MXN	586,693
	Volatility	48	AUD	(11,249)
	Volatility	41	CHF	(95,967)
	Volatility	34	EUR	41,286

				550,044
Goldman Sachs Capital Markets LP	Interest Rate	5,350	EUR	76,679
Goldman Sachs International:
	Credit Default Buy Protection	29,965		1,981,525
	Credit Default Sell Protection	18,190		(979,269)
	Interest Rate	110,720	BRR	1,485,415
	Interest Rate	7,240	EUR	216,905
	Interest Rate	1,045,500	MXN	547,852
	Interest Rate	287,940	SEK	(2,639,193)
	Interest Rate	593,810	ZAR	1,526,231
	Total Return	22,242	EUR	(196,396)
	Total Return	144,977		(3,494,099)
	Volatility	95	AUD	(46,538)
	Volatility	42	CHF	(175,993)
	Volatility	30	GBP	(310,934)
	Volatility	47		72,098

				(2,012,396)
HSBC Bank USA NA:
	Credit Default Buy Protection	43,750		(961,302)
	Interest Rate	49,800	ZAR	(122,931)

				(1,084,233)
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	32,060		968,633
	Credit Default Sell Protection	5,345		(37,968)
	Interest Rate	28,780	CAD	(190,902)
	Interest Rate	81,940	PLZ	189,403
	Interest Rate	548,640	ZAR	1,491,306
	Volatility	42	CHF	(70,781)
	Volatility	60	NZD	34,841

				2,384,532
Merrill Lynch Capital Services, Inc.:
	Credit Default Sell Protection	7,800		(1,204,247)
	Interest Rate	10,600	CAD	(13,773)
	Interest Rate	1,750,500	MXN	924,112

				(293,908)
89 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Merrill Lynch International:
	Credit Default Buy Protection	$14,990		$974,822
	Interest Rate	1,800	EUR	35,476

				1,010,298
Morgan Stanley & Co. International Ltd.:
	Total Return	16,301	GBP	(325,699)
	Total Return	34,259		(1,168,292)

				(1,493,991)
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	21,401		1,329,047
	Total Return	33,260		(784,405)

				544,642
Royal Bank of Scotland (The) plc	Volatility	82	CHF	44,280
UBS AG:
	Credit Default Buy Protection	23,970		2,317,288
	Credit Default Sell Protection	3,885		(86,154)
	Total Return	45,490		(2,380,736)

				(149,602)
Westpac Banking Corp.	Interest Rate	41,520	AUD	(2,224,769)

		Total Swaps		$(10,341,807)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
As of September 30, 2011, the Fund had entered into the following written swaption contract:

Underlying
	Swap Type	Notional	Strike
	from Fund	Amount	Price/	Expiration	Premium		Unrealized
Reference Entity	Perspective	(000’s)	Rate	Date	Received	Value	Depreciation

Goldman Sachs Group, Inc. (The), European Swaption, Fund Pays Fixed, Termination Date 11/29/23	Interest Rate Pay Fixed	$18,780	2.44%	11/25/11	$231,182	$(502,903)	$271,721
See accompanying Notes to Financial Statements.
90 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,240,004,007)	$6,653,504,016
Affiliated companies (cost $2,189,603,372)	2,101,719,363

8,755,223,379
Cash	2,957,095
Cash—foreign currencies (cost $3,755,716)	3,644,155
Unrealized appreciation on foreign currency exchange contracts	70,834,616
Appreciated swaps, at value (net upfront payments paid $4,308,809)	30,869,718
Receivables and other assets:
Investments sold (including $16,849,341 sold on a when-issued or delayed delivery basis)	117,753,799
Interest, dividends and principal paydowns	108,396,679
Closed foreign currency contracts	19,396,668
Futures margins	7,296,465
Shares of beneficial interest sold	6,851,335
Other	184,146

Total assets	9,123,408,055

Liabilities
Appreciated options written, at value (premiums received $2,776,657)	1,123,349
Depreciated options written, at value (premiums received $3,690,789)	8,720,160
Depreciated swaptions written, at value (premiums received $231,182)	502,903
Unrealized depreciation on foreign currency exchange contracts	78,952,248
Appreciated swaps, at value (upfront payments received $13,320,757)	11,877,779
Depreciated swaps, at value (net upfront payments received $2,133,833)	29,333,746
Payables and other liabilities:
Investments purchased (including $306,077,757 purchased on a when-issued or delayed delivery basis)	426,742,523
Closed foreign currency contracts	76,696,599
Shares of beneficial interest redeemed	17,903,777
Dividends	7,145,375
Distribution and service plan fees	1,640,051
Transfer and shareholder servicing agent fees	1,103,658
Futures margins	1,083,265
Shareholder communications	485,384
Trustees’ compensation	142,229
Foreign capital gains tax	102,480
Other	707,022

Total liabilities	664,262,548

Net Assets	$8,459,145,507

91 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$2,089,737
Additional paid-in capital	9,645,362,881
Accumulated net investment income	359,441
Accumulated net realized loss on investments and foreign currency transactions	(527,474,687)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(661,191,865)

Net Assets	$8,459,145,507

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,857,279,849 and 1,446,577,103 shares of beneficial interest outstanding)	$4.05
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.25
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $284,756,540 and 70,089,559 shares of beneficial interest outstanding)	$4.06
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,384,378,296 and 342,594,657 shares of beneficial interest outstanding)	$4.04
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $225,889,125 and 55,752,178 shares of beneficial interest outstanding)	$4.05
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $706,841,697 and 174,723,919 shares of beneficial interest outstanding)	$4.05
See accompanying Notes to Financial Statements.
92 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$10,147,082
Dividends	10,413
Expenses[2]	(571,160)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	9,586,335
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	98,480,445
Dividends	468,146
Expenses[3]	(4,004,303)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	94,944,288

Total allocation of net investment income from master funds	104,530,623

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $288,438)	524,461,876
Affiliated companies	601,167
Fee income on when-issued securities	7,784,112
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $12,659)	1,849,187
Affiliated companies	764,211
Other income	60,828

Total investment income	535,521,381

Expenses
Management fees	46,091,553
Distribution and service plan fees:
Class A	15,204,034
Class B	3,202,059
Class C	14,532,589
Class N	1,183,552
Transfer and shareholder servicing agent fees:
Class A	8,120,987
Class B	879,037
Class C	1,888,770
Class N	710,156
Class Y	1,215,154

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

2.	Net of expense waivers and/or reimbursements of $6,393.

3.	Net of expense waivers and/or reimbursements of $46,860.
93 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS Continued

Expenses Continued
Shareholder communications:
Class A	$781,752
Class B	95,916
Class C	179,850
Class N	21,414
Class Y	80,892
Custodian fees and expenses	966,549
Interest expense on borrowings	277,321
Trustees’ compensation	165,664
Administration service fees	1,500
Other	817,395

Total expenses	96,416,144
Less waivers and reimbursements of expenses	(4,534,277)

Net expenses	91,881,867

Net Investment Income	548,170,137

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	179,871,437
Affiliated companies	177
Closing and expiration of option contracts written	10,173,672
Closing and expiration of futures contracts	15,655,652
Foreign currency transactions	(15,627,101)
Swap contracts	36,262,656
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(8,641,101)
Oppenheimer Master Loan Fund, LLC	6,154,092

Total net realized gain	223,849,484

Net change in unrealized appreciation/depreciation on:
Investments	(516,122,728)
Translation of assets and liabilities denominated in foreign currencies	(216,995,378)
Futures contracts	18,153,578
Option contracts written	(4,062,033)
Swaption contracts	(271,721)
Swap contracts	(16,015,811)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,650,389)
Oppenheimer Master Loan Fund, LLC	(56,454,004)

Total net change in unrealized appreciation/depreciation	(793,418,486)

Net Decrease in Net Assets Resulting from Operations	$(21,398,865)

See accompanying Notes to Financial Statements.
94 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$548,170,137	$570,790,598
Net realized gain	223,849,484	568,262,557
Net change in unrealized appreciation/depreciation	(793,418,486)	256,995,596

Net increase (decrease) in net assets resulting from operations	(21,398,865)	1,396,048,751

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(382,490,965)	(408,567,488)
Class B	(16,567,355)	(19,254,456)
Class C	(77,576,438)	(79,800,650)
Class N	(13,475,211)	(12,774,553)
Class Y	(45,233,275)	(37,803,494)

	(535,343,244)	(558,200,641)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(124,884,015)	(248,824,485)
Class B	(38,939,680)	(43,564,941)
Class C	26,600,521	23,353,598
Class N	10,298,920	23,205,215
Class Y	87,192,160	320,327,686

	(39,732,094)	74,497,073
Net Assets
Total increase (decrease)	(596,474,203)	912,345,183
Beginning of period	9,055,619,710	8,143,274,527

End of period (including accumulated net investment income (loss) of $359,441 and $(43,424,443), respectively)	$8,459,145,507	$9,055,619,710

See accompanying Notes to Financial Statements.
95 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$4.32	$3.91	$3.96	$4.41	$4.18

Income (loss) from investment operations:
Net investment income[1]	.27	.28	.24	.24	.23
Net realized and unrealized gain (loss)	(.28)	.40	(.05)	(.40)	.23

Total from investment operations	(.01)	.68	.19	(.16)	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.27)	(.18)	(.29)	(.23)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.26)	(.27)	(.24)	(.29)	(.23)

Net asset value, end of period	$4.05	$4.32	$3.91	$3.96	$4.41

Total Return, at Net Asset Value[2]	(0.31)%	18.17%	5.59%	(4.01)%	11.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,857,280	$6,368,118	$6,019,723	$7,719,384	$6,430,790

Average net assets (in thousands)	$6,278,335	$6,047,257	$5,942,116	$7,560,427	$5,655,265

Ratios to average net assets:[3,4]
Net investment income	6.23%	6.91%	6.74%	5.44%	5.25%
Expenses excluding interest and fees from borrowings	0.97%	0.99%	0.97%	0.91%	0.90%
Interest and fees from borrowings	— [5]	0.28%	0.01%	—	—

Total expenses[6]	0.97%	1.27%	0.98%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	1.23%	0.96%	0.89%	0.89%

Portfolio turnover rate[7]	53%	94%	96%	71%	72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
See accompanying Notes to Financial Statements.

96 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$4.33	$3.93	$3.98	$4.42	$4.20

Income (loss) from investment operations:
Net investment income[1]	.23	.24	.20	.20	.19
Net realized and unrealized gain (loss)	(.28)	.40	(.04)	(.39)	.22

Total from investment operations	(.05)	.64	.16	(.19)	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.24)	(.16)	(.25)	(.19)

Tax return of capital distribution	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.22)	(.24)	(.21)	(.25)	(.19)

Net asset value, end of period	$4.06	$4.33	$3.93	$3.98	$4.42

Total Return, at Net Asset Value[2]	(1.21)%	16.74%	4.64%	(4.54)%	9.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$284,757	$342,069	$353,248	$483,485	$569,523

Average net assets (in thousands)	$320,622	$331,317	$355,973	$540,865	$635,237

Ratios to average net assets:[3,4]
Net investment income	5.31%	5.96%	5.83%	4.61%	4.43%
Expenses excluding interest and fees from borrowings	1.89%	1.93%	1.89%	1.73%	1.71%
Interest and fees from borrowings	— [5]	0.28%	0.01%	—	—

Total expenses[6]	1.89%	2.21%	1.90%	1.73%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	2.17%	1.88%	1.71%	1.70%

Portfolio turnover rate[7]	53%	94%	96%	71%	72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
See accompanying Notes to Financial Statements.

97 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$4.31	$3.91	$3.96	$4.40	$4.18

Income (loss) from investment operations:
Net investment income[1]	.24	.25	.21	.20	.19
Net realized and unrealized gain (loss)	(.28)	.39	(.05)	(.38)	.22

Total from investment operations	(.04)	.64	.16	(.18)	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.24)	(.16)	(.26)	(.19)
Tax return of capital distribution	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.23)	(.24)	(.21)	(.26)	(.19)

Net asset value, end of period	$4.04	$4.31	$3.91	$3.96	$4.40

Total Return, at Net Asset Value[2]	(1.08)%	17.01%	4.79%	(4.52)%	10.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,384,378	$1,448,886	$1,292,721	$1,493,804	$1,086,918

Average net assets (in thousands)	$1,453,972	$1,330,764	$1,201,421	$1,381,340	$959,439

Ratios to average net assets:[3,4]
Net investment income	5.48%	6.15%	6.00%	4.68%	4.49%
Expenses excluding interest and fees from borrowings	1.73%	1.75%	1.73%	1.66%	1.66%
Interest and fees from borrowings	— [5]	0.28%	0.01%	—	—

Total expenses[6]	1.73%	2.03%	1.74%	1.66%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.99%	1.72%	1.64%	1.65%

Portfolio turnover rate[7]	53%	94%	96%	71%	72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
See accompanying Notes to Financial Statements.

98 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class N Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$4.32	$3.92	$3.97	$4.41	$4.19

Income (loss) from investment operations:
Net investment income[1]	.25	.26	.22	.22	.21
Net realized and unrealized gain (loss)	(.28)	.40	(.05)	(.39)	.22

Total from investment operations	(.03)	.66	.17	(.17)	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.26)	(.16)	(.27)	(.21)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.24)	(.26)	(.22)	(.27)	(.21)

Net asset value, end of period	$4.05	$4.32	$3.92	$3.97	$4.41

Total Return, at Net Asset Value[2]	(0.73)%	17.34%	5.14%	(4.17)%	10.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$225,889	$230,532	$186,857	$186,353	$145,685

Average net assets (in thousands)	$237,655	$202,619	$164,067	$175,884	$126,935

Ratios to average net assets:[3,4]
Net investment income	5.81%	6.45%	6.34%	5.03%	4.84%
Expenses excluding interest and fees from borrowings	1.39%	1.44%	1.47%	1.32%	1.32%
Interest and fees from borrowings	— [5]	0.28%	0.01%	—	—

Total expenses[6]	1.39%	1.72%	1.48%	1.32%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.68%	1.39%	1.30%	1.31%
Portfolio turnover rate[7]	53%	94%	96%	71%	72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
See accompanying Notes to Financial Statements.

99 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$4.31	$3.91	$3.96	$4.39	$4.17

Income (loss) from investment operations:
Net investment income[1]	.28	.29	.24	.25	.24
Net realized and unrealized gain (loss)	(.27)	.39	(.05)	(.38)	.22

Total from investment operations	.01	.68	.19	(.13)	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.28)	(.18)	(.30)	(.24)
Tax return of capital distribution	—	—	(.06)	—	—

Total dividends and/or distributions to shareholders	(.27)	(.28)	(.24)	(.30)	(.24)

Net asset value, end of period	$4.05	$4.31	$3.91	$3.96	$4.39

Total Return, at Net Asset Value[2]	0.13%	18.10%	5.67%	(3.33)%	11.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$706,842	$666,015	$290,726	$313,760	$347,689

Average net assets (in thousands)	$718,536	$545,045	$266,712	$220,416	$260,589

Ratios to average net assets:[3,4]
Net investment income	6.44%	7.08%	6.82%	5.68%	5.61%
Expenses excluding interest and fees from borrowings	0.77%	0.85%	0.79%	0.66%	0.56%
Interest and fees from borrowings	— [5]	0.28%	0.01%	—	—

Total expenses[6]	0.77%	1.13%	0.80%	0.66%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	1.05%	0.78%	0.64%	0.55%
Portfolio turnover rate[7]	53%	94%	96%	71%	72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
See accompanying Notes to Financial Statements.

100 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last

101 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer coun-terparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate

102 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of September 30, 2011, the Manager determined the fair value of certain notes using internal models based on anticipated cash flows. The Manager determined the fair value of certain distressed notes at a discounted residual value or at a discount to the value of the collateral held in regards to the particular note. The Manager fair valued certain thinly traded collateralized debt obligations using monthly broker-dealer price quotations. The Manager fair valued certain thinly traded collateralized mortgage obligations using modeled price quotations provided by an external pricing vendor. For certain common and preferred stock that do not trade, the Manager has determined the fair value of these securities using internal models utilizing manager assumptions, comparable security inputs and the company’s quarterly financial statements. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

103 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$306,077,757
Sold securities	16,849,341
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost	$131,550,920
Market Value	$21,449,191
Market Value as a % of Net Assets	0.25%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF.

104 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

105 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Participation in TALF Program. Prior to September 30, 2011, the Fund invested a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed provided loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, and Small Business Administration-guaranteed small business loans or certain commercial mortgage-backed securities (“TALF Eligible Securities”). The Fund limited its TALF borrowings to 15% of its total assets. Loans under the TALF Program were not subject to the Fund’s limitations on borrowings.
     Interest was charged to the Fund at rates based primarily on the term of each loan and the nature of the TALF Eligible Securities pledged by the Fund. The Fund also paid administrative fees on the settlement date to the New York Fed.
     The Fund has discontinued its participation in the TALF program and has no loans outstanding as of September 30, 2011.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

106 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purposes

$—	$—	$469,814,435	$686,684,071

1.	As of September 30, 2011, the Fund had $468,018,657 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2011, details of the capital loss carryforwards were as follows:

Expiring

2012	$122,914,725
2016	3,243,816
2017	101,514,149
2018	240,345,967

Total	$468,018,657

Of these losses, $27,330,332 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,137,845 per year.

2.	The Fund had $1,388,775 of post-October foreign currency losses which were deferred.

3.	The Fund had $407,003 of straddle losses which were deferred.

4.	During the fiscal year ended September 30, 2011, the Fund utilized $217,268,853 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended September 30, 2011, $76,919,947 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$76,849,665	$30,956,991	$45,892,674
The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010

Distributions paid from:
Ordinary income	$535,343,244	$558,200,641

107 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,423,326,238
Federal tax cost of other investments	(15,646,561)

Total federal tax cost	$9,407,679,677

Gross unrealized appreciation	$344,967,946
Gross unrealized depreciation	(1,031,652,017)

Net unrealized depreciation	$(686,684,071)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

108 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	248,013,417	$1,071,416,084	235,187,068	$954,508,707
Dividends and/or distributions reinvested	70,663,847	303,589,497	78,687,221	319,054,450
Acquisition—Note 7	—	—	8,863,443	35,010,600
Redeemed	(347,586,613)	(1,499,889,596)	(385,392,376)	(1,557,398,242)

Net decrease	(28,909,349)	$(124,884,015)	(62,654,644)	$(248,824,485)

109 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	15,333,850	$66,448,173	17,525,083	$71,388,525
Dividends and/or distributions reinvested	3,207,096	13,828,747	3,850,628	15,678,441
Redeemed	(27,437,132)	(119,216,600)	(32,345,662)	(130,631,907)

Net decrease	(8,896,186)	$(38,939,680)	(10,969,951)	$(43,564,941)

Class C
Sold	67,246,894	$289,327,451	64,418,131	$261,204,979
Dividends and/or distributions reinvested	14,585,663	62,522,873	15,142,485	61,358,453
Redeemed	(75,620,751)	(325,249,803)	(74,160,500)	(299,209,834)

Net increase	6,211,806	$26,600,521	5,400,116	$23,353,598

Class N
Sold	18,963,770	$82,037,573	17,763,889	$72,158,565
Dividends and/or distributions reinvested	2,700,968	11,610,969	2,657,542	10,806,955
Acquisition—Note 7	—	—	217,203	857,952
Redeemed	(19,292,561)	(83,349,622)	(14,973,356)	(60,618,257)

Net increase	2,372,177	$10,298,920	5,665,278	$23,205,215

Class Y
Sold	78,483,612	$338,500,436	65,083,214	$264,818,990
Dividends and/or distributions reinvested	9,274,828	39,812,222	8,615,557	34,980,121
Acquisition—Note 7	—	—	59,510,245	235,065,467
Redeemed	(67,474,536)	(291,120,498)	(53,116,318)	(214,536,892)

Net increase	20,283,904	$87,192,160	80,092,698	$320,327,686

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$3,674,723,560	$4,283,013,872
U.S. government and government agency obligations	100,318,440	110,769,506
To Be Announced (TBA) mortgage-related securities	3,961,769,663	3,820,541,826
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:
110 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2011, the Fund paid $12,816,032 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service
111 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class B	$120,952,414
Class C	45,851,159
Class N	4,184,183
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2011	$1,955,275	$15,687	$537,300	$136,118	$8,849

Waivers and Reimbursements of Expenses. Effective March 1, 2010 through October 27, 2010, the Manager voluntarily waived and/or reimbursed 0.02% of Fund expenses with respect to Class Y shares. During the year ended September 30, 2011, the Manager waived $10,044 for Class Y shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the year ended September 30, 2011, the Manager waived fees and/or reimbursed the Fund $4,524,233 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options.
112 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
113 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $181,687,159, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $59,312,721 as of September 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment
114 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of September 30, 2011 the Fund has required certain counterparties to post collateral of $40,973,499.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of September 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $66,863,447, for which the Fund has posted collateral of $37,739,364. If a contingent feature would have been triggered as of September 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of September 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$11,929,212		Appreciated swaps, at value	$11,877,779
Credit contracts				Depreciated swaps, at value	7,518,141
Equity contracts	Appreciated swaps, at value	5,069,327		Depreciated swaps, at value	12,439,160
Equity contracts	Futures margins	3,897,876	*	Futures margins	442,420	*
Foreign exchange contracts				Appreciated options written, at value	777,796
115 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of September 30, 2011 Continued

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Foreign exchange contracts				Depreciated options written, at value	$8,713,394
Foreign exchange contracts	Investments, at value	$9,616,266	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	70,834,616		Unrealized depreciation on foreign currency exchange contracts	78,952,248
Interest rate contracts				Appreciated options written, at value	345,553
Interest rate contracts	Appreciated swaps, at value	13,637,465		Depreciated swaps, at value	7,592,335
Interest rate contracts				Depreciated options written, at value	6,766
Interest rate contracts				Depreciated swaptions written, at value	502,903
Interest rate contracts	Futures margins	3,398,589	*	Futures margins	640,845	*
Interest rate contracts	Investments, at value	51,637,872	**
Volatility contracts	Appreciated swaps, at value	233,714		Depreciated swaps, at value	1,784,110

Total		$170,254,937			$131,593,450

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives Not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Commodity contracts	$—	$—	$(46)	$—	$—	$(46)
Credit contracts	—	—	—	—	16,471,393	16,471,393
Equity contracts	—	—	(4,714,015)	—	(3,628,795)	(8,342,810)
Foreign exchange contracts	(900,606)	8,697,760	1,238,075	(93,429,529)	(283,395)	(84,677,695)
Interest rate contracts	(639,549)	1,475,912	19,131,638	—	10,761,224	30,729,225
Volatility contracts	—	—	—	—	12,942,229	12,942,229

Total	$(1,540,155)	$10,173,672	$15,655,652	$(93,429,529)	$36,262,656	$(32,877,704)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
116 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
					Translation of
					assets and
Derivatives Not					liabilities
Accounted		Option	Swaption		denominated
for as Hedging		contracts	contracts	Futures	in foreign	Swap
Instruments	Investments*	written	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$—	(3,701,264)	$(3,701,264)
Equity contracts	—	—	—	9,845,489	—	(14,654,790)	(4,809,301)
Foreign exchange contracts	3,620,317	(4,625,162)	—	—	(12,295,193)	5,071,895	(8,228,143)
Interest rate contracts	20,288,533	563,129	(271,721)	8,308,089	—	(2,403,845)	26,484,185
Volatility contracts	—	—	—	—	—	(327,807)	(327,807)

Total	$23,908,850	$(4,062,033)	$(271,721)	$18,153,578	$(12,295,193)	$(16,015,811)	$9,417,670

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
117 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,078,099,371 and $1,047,344,085, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $1,648,429,146 and $1,069,802,100 on futures contracts purchased and sold, respectively.
118 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $9,506,265 and $2,813,325 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
119 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on treasury futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on treasury futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $429,067 and $823,189 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2010	2,858,000,000	$745,282	—	$—
Options written	22,597,949,802	12,494,999	26,513,000,482	13,779,547
Options closed or expired	(13,225,203,269)	(7,609,370)	(6,368,009,549)	(5,480,205)
Options exercised	(6,243,400,182)	(3,886,551)	(9,001,900,000)	(3,576,256)

Options outstanding as of September 30, 2011	5,987,346,351	$1,744,360	11,143,090,933	$4,723,086

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported
120 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference
121 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $213,115,385 and $194,892,996 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $195,200,505 and $674,272,170 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
122 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $269,512,871 and $104,720,554 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $23,014,705 on currency swaps.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of September 30, 2011, the Fund had no such currency swap agreements outstanding.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or
123 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments Continued
depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $259,174 and $689,543 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement
124 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $57,821 on written swaptions.
Written swaption activity for the year ended September 30, 2011 was as follows:

	Swaptions
	Notional	Amount of
	Amount	Premiums

Swaptions outstanding as of September 30, 2010	$—	$—
Swaptions written	18,780,000	231,182

Swaptions outstanding as of September 30, 2011	$18,780,000	$231,182

6. Restricted Securities
As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Acquisition of MassMutual Premier Strategic Income Fund
On October 26, 2009, the Fund acquired all of the net assets of MassMutual Premier Strategic Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the MassMutual Premier Strategic Income Fund shareholders on September 22, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
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NOTES TO FINANCIAL STATEMENTS Continued
7. Acquisition of MassMutual Premier Strategic Income Fund Continued
Details of the merger are shown in the following table:

	Exchange Ratio to	Shares of	Value of Issued
	One Share of the	Beneficial	Shares of	Combined Net
	MassMutual Premier	Interest Issued	Beneficial	Assets on
	Strategic Income Fund	by the Fund	Interest	October 26, 2009[1]

Class A	2.355509	8,863,443	$35,010,600	$6,097,055,173
Class B	—	—	$—	$—
Class C	—	—	$—	$—
Class N	2.371623	217,203	$857,952	$191,170,636
Class L2	2.379824	49,229,917	$194,458,173	Combined in Class Y
Class S2	2.376329	8,730,464	$34,485,333	Combined in Class Y
Class Y	2.379555	1,549,864	$6,121,961	$535,597,320

1.	The net assets acquired included net unrealized depreciation of $6,342,309 and an unused capital loss carryforward of $27,330,332, potential utilization subject to tax limitations.

2.	The Fund issued Class Y shares in exchange for Class L and Class S shares of MassMutual Premier Strategic Income Fund.
8. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the
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Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS.
     On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund, including the statement of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.39% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,237,230 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2011, the maximum amount allowable but not less than $319,516,227 or 59.68% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Joseph Welsh, Caleb Wong, and Sara J. Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global income funds. The Board considered that the Fund outperformed its performance universe median during its one-, three-, five-, and ten-year periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global income funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship
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with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Sam Freedman, Trustee (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational orga- nization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment com- pany) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (chari- table organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
F. William Marshall, Jr., Continued	(January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Wong, Gabinet, Zack and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 1989) Age: 52	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2009) Age: 47	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Caleb Wong Vice President (since 2009) Age: 46	Vice President of the Manager (since June 1999); worked in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Age: 42	Head of the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008- December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
138 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
139 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER STRATEGIC INCOME FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
140 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
141 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
142 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,900 in fiscal 2011 and $43,900 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2011 and no such fees in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $9,950 in fiscal 2011 and $4,744 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $163,850 in fiscal 2011 and $405,644 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee

3.	evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
4.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
5.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
6.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/9/2011